SUNTRUST BANK, CENTRAL FLORIDA N.A.          Call Date:  06/30/97              State #:  12-1159              FFIEC 032
P.O. BOX 4418 CENTER 632                     Vendor ID:  D                     Cert#:    21043                  RI-1
ATLANTA, GA  30302                           Transit #:  06310215                                             ---------
                                                                                                                  3
                                                                                                              ---------
CONSOLIDATED REPORT OF INCOME FOR THE PERIOD JANUARY 1, 1997 - JUNE 30, 1997

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

SCHEDULE RI - INCOME STATEMENT
                                                                                                                          1380 (-
                                                                                          Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------
1.  Interest income:
    a. Interest and fee income on loans:                                                              RIAD
                                                                                                      ----    -------
       (1) Loans secured by real estate_____________________________________________________________  4011     70,803    1.a.1
                                                                                                              -------
       (2) Loans to finance agricultural production and other loans to farmers______________________  4024      1,260    1.a.2
                                                                                                              -------
       (3) Commercial and industrial loans__________________________________________________________  4012     61,454    1.a.3
                                                                                                              -------
       (4) Loans to individuals for household, family, and other personal expenditures:
                                                                                                              -------
           (a) Credit cards and related plans_______________________________________________________  4054      1,647    1.a.4.a
                                                                                                              -------
           (b) Other________________________________________________________________________________  4055     19,766    1.a.4.b
                                                                                                              -------
       (5) Loans to foreign governments and offical institutions____________________________________  4056          0    1.a.5
                                                                                                              -------
       (6) Obligations (other than securities and leases) of states and politcal subdivisions in the U.S.:
                                                                                                              -------
           (a) Taxable obligations__________________________________________________________________  4503        155    1.a.6.a
                                                                                                              -------
           (b) Tax-exempt obligations_______________________________________________________________  4504      5,004    1.a.6.b
                                                                                                              -------
       (7) All other loans__________________________________________________________________________  4058     11,936    1.a.7
                                                                                                              -------
    b. Income from lease financing receivables:
                                                                                                              -------
       (1) Taxable leases___________________________________________________________________________  4506      4,050    1.b.1
                                                                                                              -------
       (2) Tax-exempt leases________________________________________________________________________  4307        106    1.b.2
                                                                                                              -------
    c. Interest income on balances due from depository institutions (1)_____________________________  4115        111    1.c
                                                                                                              -------
    d. Interest and dividend income on securities:
                                                                                                              -------
       (1) U.S. Treasury securities and U.S. Government agency obligations__________________________  4027     27,308    1.d.1
                                                                                                              -------
       (2) Securities issued by states and political subdivisions in the U.S.:
                                                                                                              -------
           (a) Taxable securities___________________________________________________________________  4508          0    1.d.2.a
                                                                                                              -------
           (b) Tax-exempt securities________________________________________________________________  4507      1,104    1.d.2.b
                                                                                                              -------
       (3) Other domestic debt securities___________________________________________________________  3657          5    1.d.3
                                                                                                              -------
       (4) Foreign debt securities__________________________________________________________________  3658         10    1.d.4
                                                                                                              -------
       (5) Equity securities (including investments in mutual funds)________________________________  3659        116    1.d.5
                                                                                                              -------
    e. Interest Income from trading assets__________________________________________________________  4069          0    1.e
                                                                                                              -------
    f. Interest income on federal funds sold and securities purchased under agreements to resell____  4020     15,438    1.f
                                                                                                              -------
    g. Total interest income (sum of items 1.a through 1.f)_________________________________________  4107    220,273    1.g
                                                                                                              -------

____________
(1)  Includes interest income on time certificates of deposits not held for trading.

SUNTRUST BANK, CENTRAL FLORIDA N.A.          Call Date:  06/30/97              State #:  12-1159              FFIEC 032
P.O. BOX 4418 CENTER 632                     Vendor ID:  D                     Cert#:    21043                  RI-2
ATLANTA, GA  30302                           Transit #:  06310215                                             ---------
                                                                                                                  4
                                                                                                              ---------
SCHEDULE RI - CONTINUED
                                                                                          Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------
 2. Interest expense:
    a. Interest on deposits:
                                                                                      RIAD  YEAR-TO-DATE
       (1) Transaction accounts (NOW accounts, ATS accounts, and                      ----  ------------
           telephone and preauthorized transfer accounts)___________________________  4508           881                 2.a.1
                                                                                            ------------
       (2) Nontransaction accounts:
           (a) Money market deposit accounts (MMDAs)________________________________  4509         6,884                 2.a.2a
                                                                                            ------------
           (b) Other savings deposits_______________________________________________  4611        18,489                 2.a.2b
                                                                                            ------------
           (c) Time deposits of $100,000 or more____________________________________  A517         6,022                 2.a.2c
                                                                                            ------------
           (d) Time deposits of less than $100,000__________________________________  A518        17,712                 2.a.2d
                                                                                            ------------
    b. Expense of federal funds purchased and securities sold under
       agreements to repurchase_____________________________________________________  4180        56,658                 2.b
                                                                                            ------------
    c. Interest on demand notes issued to the U.S. Treasury, trading, liabilities,
       and on other borrowed money__________________________________________________  4185           407                 2.c
                                                                                            ------------
    d. Not applicable
    e. Interest on subordinated notes and debentures________________________________  4200           115                 2.e
                                                                                            ------------
    f. total interest expense (sum of items 2.a through 2.e)________________________  4073       107,168  RIAD           2.f
                                                                                                          ----  -------
 3. Net interest income (item 1.g minus 2.f)____________________________________________________________  4074  113,105  3.
 4. Provisions:                                                                                                 -------
    a. Provision for loan and lease losses______________________________________________________________  4230    3,498  4.a
                                                                                                                -------
    b. Provision for allocated transfer risk____________________________________________________________  4243        0  4.b
 5. Noninterest income:                                                               RIAD                      -------
                                                                                      ----  ------------
    a. Income from fiduciary activities_____________________________________________  4070        13,207                 5.a
                                                                                            ------------
    b. Service charges on deposit accounts__________________________________________  4080        19,941                 5.b
                                                                                            ------------
    c. Trading revenue (must equal Schedule RI, sum of
       Memorandum items 8.a through 8.d)____________________________________________  A220             0                 5.c
                                                                                            ------------
    d.-e. Not applicable
    f. Other noninterest income:
       (1) Other fee income_________________________________________________________  5407        36,115                 5.f.1
                                                                                            ------------
       (2) All other noninterest income*____________________________________________  5408         3,198  RIAD           5.f.2
                                                                                            ------------  ----  -------
    g. Total noninterest income (sum of items 5.a through 5.f)__________________________________________  4079   72,461  5.g
                                                                                                                -------
 6. a. Realized gains (losses) on held-to-maturity securities___________________________________________  3521        0  6.a
                                                                                                                -------
    b. Realized gains (losses) on available-for-sale securities_________________________________________  3196     (446) 6.b
                                                                                                                -------
 7. Noninterest expense:                                                              RIAD
                                                                                      ----  ------------
    a. Salaries and employee benefits_______________________________________________  4135        33,752                 7.a
                                                                                            ------------
    b. Expenses of premises and fixed assets (net of rental income)
       (excluding salaries and employee benefits and mortgage interest)_____________  4217        12,036                 7.b
                                                                                            ------------
    c. Other noninterest expense*___________________________________________________  2092        63,387  RIAD           7.c
                                                                                            ------------  ----  -------
    d. Total noninterest expense (sum of item 7.a through 7.c)__________________________________________  4099  109,175  7.d
                                                                                                                -------
 8. Income (loss) before income taxes and extraordinary items and other
    adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)___________________________  4301   72,447  8.
                                                                                                                -------
 9. Applicable income taxes (on item 8)_________________________________________________________________  4302   26,337  9.
                                                                                                                -------
10. Income (loss) before extraordinary items and other adjustments (item 8 minus 9)_____________________  4300   46,110  10.
                                                                                                                -------
11. Extraordinary items and other adjustments, net of income taxes*_____________________________________  4320        0  11.
                                                                                                                -------
12. Net income (loss) (sum of items 10 and 11)__________________________________________________________  4340   46,110  12.
                                                                                                                -------
____________
*  Describe on Schedule RI-E-Explanations.

SUNTRUST BANK, CENTRAL FLORIDA N.A.          Call Date:  06/30/97              State #:  12-1159              FFIEC 032
P.O. BOX 4418 CENTER 632                     Vendor ID:  D                     Cert#:    21043                  RI-3
ATLANTA, GA  30302                           Transit #:  06310215                                             ---------
                                                                                                                   5
                                                                                                              ---------
SCHEDULE RI - CONTINUED                                                                                                   1381 (-
                                                                                             Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------
MEMORANDA                                                                                             RIAD  YEAR-TO-DATE
                                                                                                      ----  ------------
 1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after
    August 7, 1988, that is not deductible for federal income tax purposes__________________________  4513         1,063  M.1
                                                                                                            ------------
 2. Income from the sale and servicing of mutual funds and annuities (included in
    Schedule RI, item 8)____________________________________________________________________________  8431         2,888  M.2
                                                                                                            ------------
 3. Not applicable
                                                                                                               NUMBER
 4. Number of full-time equivalent employees on payroll at end of current period (round to                  ------------
    nearest whole number____________________________________________________________________________  4150         1,608  M.4
                                                                                                            ------------
 5.-6. Not applicable
                                                                                                           CCYY / MM / DD
 7. If the reporting bank has restated its balance sheet as a result of applying push                       ------------
    down accounting this calendar year, report the date of the bank's acquisition___________________  9106           N/A  M.7
                                                                                                            ------------
 8. Trading revenue (from cash instruments and off-balance sheet derivative instruments)
    (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c):
    a. Interest rate exposures______________________________________________________________________  8757             0  M.8.a
                                                                                                            ------------
    b. Foreign exchange exposures___________________________________________________________________  8758             0  M.8.b
                                                                                                            ------------
    c. Equity security and index exposures__________________________________________________________  8759             0  M.8.c
                                                                                                            ------------
    d. Commodity and other exposures________________________________________________________________  8760             0  M.8.d
                                                                                                            ------------
 9. Impact on income of off-balance sheet derivatives held for purposes other than trading:
    a. Net increase (decrease) to interest income___________________________________________________  8761             0  M.9.a
                                                                                                            ------------
    b. Net (increase) decrease to interest expense__________________________________________________  8762             2  M.9.b
                                                                                                            ------------
    c. Other (noninterest) allocations______________________________________________________________  8763             0  M.9.c
                                                                                                            ------------
10. Credit losses on off-balance sheet derivatives (see instructions)_______________________________  A251             0  M.10
                                                                                                            ------------
                                                                                                              YES / NO
11. Does the reporting bank have a Subchapter 5 election in effect for
    federal income tax purposes for the current tax year?___________________________________________  A530           N/A  M.11
                                                                                                            ------------
12. Deferred portion of total applicable income taxes included in Schedule RI,
    items 9 and 11 (to be reported with the December Report of Income)______________________________  4772           N/A  M.12
                                                                                                            ------------
____________
(1)  For example, a bank acquired on June 1, 1997, would report 1997/06/01

SCHEDULE RI-A - CHANGES IN EQUITY CAPITAL

Indicate decreases and losses in parentheses.                                                                             1383 (-
                                                                                             Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------
                                                                                                      RIAD
 1. Total equity capital originally reported in the December 31, 1996, Reports                        ----
    of Condition and Income_________________________________________________________________________  3215       477,333  1.
                                                                                                            ------------
 2. Equity capital adjustments from amended Reports of income, net*_________________________________  3216             0  2.
                                                                                                            ------------
 3. Amended balance and of previous calendar year (sum of items 1 and 2)____________________________  3217       477,333  3.
                                                                                                            ------------
 4. Net income (loss) (must equal Schedule RI, item 12)_____________________________________________  4340        46,110  4.
                                                                                                            ------------
 5. Sale, conversion, acquisition, or retirement of capital stock, net______________________________  4348             0  5.
                                                                                                            ------------
 6. Changes incident to business combinations, net__________________________________________________  4355             0  6.
                                                                                                            ------------
 7. LESS: Cash dividends declared on preferred stock________________________________________________  4470             0  7.
                                                                                                            ------------
 8. LESS: Cash dividends declared on common stock___________________________________________________  4460        25,000  8.
                                                                                                            ------------
 9. Cumulative effect of changes in accounting principles from prior years* (see instructions for
    this schedule)__________________________________________________________________________________  4411             0  9.
                                                                                                            ------------
10. Corrections of material accounting errors from prior years* (see instructions for this schedule)  4412             0  10.
                                                                                                            ------------
11. Change in net unrealized holding gains (losses) on available-for-sale securities________________  8433          (448) 11.
                                                                                                            ------------
12. Other transactions with parent holding company* (not included in item 5, 7, or 8 above)_________  4415             0  12.
                                                                                                            ------------
13. Total equity capital end of current period (sum of items 3 through 12) (must equal
    Schedule RC item 28)____________________________________________________________________________  3210       497,995  13.
                                                                                                            ------------
____________
*  Describe on Schedule RI-E-Explanations.

SUNTRUST BANK, CENTRAL FLORIDA N.A.          Call Date:  06/30/97              State #:  12-1159              FFIEC 032
P.O. BOX 4418 CENTER 632                     Vendor ID:  D                     Cert#:    21043                  RI-4
ATLANTA, GA  30302                           Transit #:  06310215                                             ---------
                                                                                                                  6
                                                                                                              ---------
SCHEDULE RI-B - CHARGE-OFFS AND RECOVERIES AND CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES

PART I. CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES (1)

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.
                                                                                                                          1386 (-
                                                                                          Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------
                                                                                        ****Calendar year-to-date****
                                                                                        (Column A)         (Column B)
                                                                                 RIAD  Charge-offs   RIAD  Recoveries
                                                                                 ----  -----------   ----  ----------
1. Loans secured by real estate:
   a. To U.S. addressees (domicile)____________________________________________  4651        1,298   4661         378   1.a
                                                                                       -----------         ----------
   b. To non-U.S. addressees (domicile)________________________________________  4652            0   4662           0   1.b
                                                                                       -----------         ----------
2. Loans to depository institutions and acceptances of other banks:
   a. To U.S. banks and other U.S. depository institutions_____________________  4653            0   4663           0   2.a
                                                                                       -----------         ----------
   b. To foreign banks_________________________________________________________  4654            0   4664           0   2.b
                                                                                       -----------         ----------
3. Loans to finance agricultural production and other loans to farmers_________  4655            0   4665           0   3.
                                                                                       -----------         ----------
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile)____________________________________________  4645          118   4617          72   4.a
                                                                                       -----------         ----------
   b. To non-U.S. addressees (domicile)________________________________________  4646            0   4618           0   4.b
                                                                                       -----------         ----------
5. Loans to individuals for household, family, and other personal expenditures:
   a. Credit cards and related plans___________________________________________  4656          334   4666         119   5.a
                                                                                       -----------         ----------
   b. Other (includes single payment, installment, and all student loans)______  4657        1,464   4667         376   5.b
                                                                                       -----------         ----------
6. Loans to foreign governments and official institutions______________________  4643            0   4627           0   6.
                                                                                       -----------         ----------
7. All other loans_____________________________________________________________  4644          155   4628          69   7.
                                                                                       -----------         ----------
8. Lease financing receivables:
   a. Of U.S. addressees (domicile)____________________________________________  4658            0   4668           3   8.a
                                                                                       -----------         ----------
   b. Of non-U.S. addressees (domicile)________________________________________  4659            0   4669           0   8.b
                                                                                       -----------         ----------
9. Total (sum of items 1 through 8)____________________________________________  4606        3,369   4605       1,017   9.
                                                                                       -----------         ----------
MEMORANDA
                                                                                          Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------
                                                                                        ****Calendar year-to-date****
                                                                                        (Column A)         (Column B)
                                                                                 RIAD  Charge-offs   RIAD  Recoveries
                                                                                 ----  -----------   ----  ----------
1.-3. Not applicable.
4. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in
   Schedule RI-B, part 1, items 4 and 7, above_________________________________  5409             0   5410          0   M.4
                                                                                       -----------         ----------
5. Loans secured by real estate (sum of Memorandum items 5.a through 5.e must equal sum of Schedule RI-B, part 1, item 1.a and 1.b, above):
   a. Construction and land development________________________________________  3582             0   3583          0   M.5.a
                                                                                       -----------         ----------
   b. Secured by farmland______________________________________________________  3584             0   3585          0   M.5.b
                                                                                       -----------         ----------
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by 1-4 family residential
          properties and extended under lines of credit________________________  5411            18   5412          0   M.5.c1
                                                                                       -----------         ----------
      (2) All other loans secured by 1-4 family residential properties_________  5413           188   5414          3   M.5.c2
                                                                                       -----------         ----------
   d. Secured by multifamily (5 or more) residential properties________________  3588             0   3589          0   M.5.d
                                                                                       -----------         ----------
   e. Secured by nonfarm nonresidential properties_____________________________  3590         1,092   3591        376   M.5.e
                                                                                       -----------         ----------

SUNTRUST BANK, CENTRAL FLORIDA N.A.          Call Date:  06/30/97              State #:  12-1159              FFIEC 032
P.O. BOX 4418 CENTER 632                     Vendor ID:  D                     Cert#:    21043                  RI-5
ATLANTA, GA  30302                           Transit #:  06310215                                             ---------
                                                                                                                  7
                                                                                                              ---------
SCHEDULE RI-B - CONTINUED

PART II. CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES
                                                                                             Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------
                                                                                                      RIAD
                                                                                                      ----  ------------
1. Balance originally reported in the December 31, 1996, Reports of Condition and income__________   3124        87,104    1.
                                                                                                            ------------
2. Recoveries (must equal part I. item 9. column B above)__________________________________________   4505         1,017   2.
                                                                                                            ------------
3. LESS: Charge-offs (must equal part I, item 9, column A above)___________________________________   4535         3,369   3.
                                                                                                            ------------
4. Provision for loan and lease losses (must equal Schedule RI, item 4.a)__________________________   4230         3,498   4.
                                                                                                            ------------
5. Adjustments* (see instructions for this schedule)_______________________________________________   4615             0   5.
                                                                                                            ------------
6. Balance and or current period (sum of items 1 through 5) (must equal Schedule RC,
   item 4.b)_______________________________________________________________________________________   3123        88,250   6.
                                                                                                            ------------
____________
*  Describe on Schedule RI-E - Explanations.

SCHEDULE RI-E - EXPLANATIONS

SCHEDULE RI-E IS TO BE COMPLETED EACH QUARTER ON A CALENDAR YEAR-TO-DATE BASIS.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI.
(See instructions for details)
                                                                                                                           1395 (-
                                                                                             Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------
1. All other noninterest income (from Schedule RI, item 5.f.(2))                                      RIAD  YEAR-TO-DATE
   Report amounts that exceed 10% of Schedule RI, item 5.f.(2):                                       ----  ------------
   a. Net gains (losses) on other real estate owned________________________________________________   5415             0   1.a
                                                                                                            ------------
   b. Net gains (losses) on sales of loans_________________________________________________________   5416           702   1.b
                                                                                                            ------------
   c. Net gains (losses) on sales of premises and fixed assets_____________________________________   5417             0   1.c
                                                                                                            ------------
   Itemize and describe the three largest other amounts that exceed 10% of Schedule RI, item 5.f.(2):
                     TEXT
   d. 4461 SALE OF CUSTOMER CHECKS                                                                    4461           895   1.d
                                                                                                            ------------
   e. 4462 FOREIGN EXCHG-GAIN/LOSS                                                                    4462           785   1.e
                                                                                                            ------------
   f. 4463                                                                                            4463             0   1.f
                                                                                                            ------------
2. Other noninterest expense (from Schedule RI, item 7.c):                                            RIAD  YEAR-TO-DATE
                                                                                                      ----  ------------
   a. Amortization expense of intangible assets____________________________________________________   4531             0   2.a
      Report amounts that exceed 10% of Schedule RI, item 7.c
                                                                                                            ------------
   b. Net (gains) losses on other real estate owned________________________________________________   5418             0   2.b
                                                                                                            ------------
   c. Net (gains) losses on sales of loans_________________________________________________________   5419             0   2.c
                                                                                                            ------------
   d. Net (gains) losses on sales of premises and fixed assets_____________________________________   5420             0   2.d
                                                                                                            ------------
   Itemize and describe the three largest other amounts that exceed 10% of Schedule RI, item 7.c:
                     TEXT                                                                             RIAD
                                                                                                      ----
   e. 4464 I/C DATA PROCESSING FEE                                                                    4464        21,117   2.e
                                                                                                            ------------
   f. 4467 CR CD-INTERCHANGE EXP                                                                      4467        14,083   2.f
                                                                                                            ------------
   g. 4468                                                                                            4468             0   2.g
                                                                                                            ------------


SUNTRUST BANK, CENTRAL FLORIDA N.A.          Call Date:        06/30/97        State #:     12-1159     FFIEC 032
P.O. BOX 4418 CENTER 632                     Vender ID:        D                 Cert#:     21043         RI-6
ATLANTA, GA  30302                           Transit #:        06310215                                 --------
                                                                                                        |   8   |
                                                                                                        --------

SCHEDULE RI-E-CONTINUED

                                                                                               Dollar Amounts in Thousands
__________________________________________________________________________________________________________________________
3. Extraordinary Items and other adjustments (from Schedule RI, Item 11.a) and applicable income tax effect (from Schedule RI, Item 11.b) (itemize and describe all extraordinary
   items and other adjustments):                                                                            YEAR-TO-DATE
                    TEXT                                                                         RIAD
                                                                                                 ----       ------------
 a. (1)  4469                                                                RIAD                4469                  0  3.a.1
                                                                                    -----------             ------------
      (2) Applicable income tax effect_____________________________________  4486             0                           3.a.2
                                                                                    -----------             ------------
 b. (1)  4487                                                                                    4487                  0  3.b.1
                                                                                    -----------             ------------
      (2) Applicable income tax effect_____________________________________  4488             0                           3.b.2
                                                                                    -----------             ------------
 c. (1)  4489                                                                                    4489                  0  3.c.1
                                                                                                            ------------
      (2)  Applicable income tax effect____________________________________  4491             0                           3.c.2
                                                                                    -----------
4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A, Item 2)
   (itemize and describe all adjustments):
                    TEXT                                                                         RIAD
                                                                                                 ----       ------------
   a.  4492                                                                                      4492                  0  4.a
                                                                                                            ------------
   b.  4493                                                                                      4493                  0  4.b
                                                                                                            ------------
5. Cumulative effect of changes in accounting principles from prior years
   (from Schedule RI-A, Item 9) (itemize and describe all changes in accounting principles):
                    TEXT                                                                         RIAD
                                                                                                 ----       ------------
   a.  AS46                                                                                      AS46                  0  5.a
                                                                                                            ------------
   b.  4495                                                                                      4495                  0  5.b
                                                                                                            ------------
6. Corrections of material accounting errors from prior years (from Schedule RI-A, Item 10)
   (itemize and describe all corrections):
                    TEXT                                                                         RIAD
                                                                                                 ----       ------------
   a.  4496                                                                                      4496                  0  6.a
                                                                                                            ------------
   b.  4497                                                                                      4497                  0  6.b
                                                                                                            ------------
7. Other transactions with parent holding company (from Schedule RI-A, Item 12)
   (itemize and describe all such transactions):
                    TEXT                                                                         RIAD
                                                                                                 ____       ------------
   a.  4498                                                                                      4498                  0  7.a
                                                                                                            ------------
   b.  4499                                                                                      4499                  0  7.b
                                                                                                            ------------
8. Adjustments for loan and lease losses (from Schedule RI-B, Part II Item 5)
   (itemize and describe all adjustments):
                    TEXT                                                                         RIAD
                                                                                                 ----       ------------
   a.  4521                                                                                      4521                  0  8.a
                                                                                                            ------------
   b.  4522                                                                                      4522                  0  8.b
                                                                                                            ------------
9. Other explanations (the space below is provided for bank to briefly describe, at its option.                    1398  1399 (-
   any other significant items affecting the Report of in    RIAD    --------
   X = NO COMMENT - Y = COMMENT __________________________    4769      X
   Other explanations (please type or print clearly):                --------
          TEXT 4769 (70 characters per line)
          ______________________________________________________________________________________________
          ______________________________________________________________________________________________
          ______________________________________________________________________________________________
          ______________________________________________________________________________________________
          ______________________________________________________________________________________________
          ______________________________________________________________________________________________
          ______________________________________________________________________________________________
          ______________________________________________________________________________________________
          ______________________________________________________________________________________________
          ______________________________________________________________________________________________



SUNTRUST BANK, CENTRAL FLORIDA N.A.          Call Date:        06/30/97        State #:     12-1159     FFIEC 032
P.O. BOX 4418 CENTER 632                     Vender ID:        D                 Cert#:     21043         RC-1
ATLANTA, GA  30302                           Transit #:        0631215                                  ---------
                                                                                                        |   9   |
                                                                                                        ---------

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 1997

All schedules are to be reported in thousands of dollars.  Unless otherwise indicated, report the amount outstanding as of the last business date of the quarter.

SCHEDULE RC - BALANCE SHEET
                                                                                                                     C300 (-
                                                                                         Dollar Amounts in Thousands
____________________________________________________________________________________________________________________
ASSETS
 1. Cash and balances due from depository institutions (from Schedule RC-A):                        RCON
                                                                                                    ----     -------------
    a. Noninterest-bearing balances and currency and coin (1)____________________________________   0081           444,101  1.a
                                                                                                             -------------
    b. Interest-bearing balances (2)_____________________________________________________________   0071             4,167  1.b
                                                                                                             -------------
 2. Securities:
    a. Held-to-maturity securities (from Schedule RC-B, column A)________________________________   1754                 0  2.a
                                                                                                             -------------
    b. Available-for-sale securities (from Schedule RC-B, column D)______________________________   1773           903,744  2.b
                                                                                                             -------------
 3. Federal funds sold and securities purchased under agreements to resell_______________________   1350           628,128  3
                                                                                                             -------------
 4. Loans and lease financing receivables:                                    RCON
                                                                              ----    ------------
    a. Loans and leases, net of unearned income (from Schedule RC-C)________  2122       4,866,971                          4.a
                                                                                      ------------
    b. LESS: Allowance for loan and lease losses____________________________  3123          88,250                          4.b
                                                                                      ------------
    c. LESS: Allocated transfer risk reserve________________________________  3128               0                          4.c
                                                                                      ------------
    d. Loans and losses, net of unearned income,                                                    RCON
                                                                                                    ----     -------------
       allowance, and reserve (item 4.a minus 4.b and 4.c)_______________________________________   2125         4,778,721  4.d
                                                                                                             -------------
 5. Trading assets (from Schedule RC-D)__________________________________________________________   3545                 0  5.
                                                                                                             -------------
 6. Premises and fixed assets (including capitalized leases)_____________________________________   2145            56,351  6.
                                                                                                             -------------
 7. Other real estate owned (from Schedule RC-M)_________________________________________________   2160             5,762  7.
                                                                                                             -------------
 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)_____   2130             7,804  8.
                                                                                                             -------------
 9. Customers' liability to this bank on acceptances outstanding_________________________________   2155             3,290  9.
                                                                                                             -------------
10. Intangible assets (from Schedule RC-M)_______________________________________________________   2143                 0  10.
                                                                                                             -------------
11. Other assets (from Schedule RC-F)____________________________________________________________   2160            98,529  11.
                                                                                                             -------------
12. Total assets (sum of items 1 through 11)_____________________________________________________   2170         6,930,597  12.
                                                                                                             -------------

_________
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.



SUNTRUST BANK, CENTRAL FLORIDA N.A.          Call Date:        06/30/97        State #:     12-1159     FFIEC 032
P.O. BOX 4418 CENTER 632                     Vender ID:        D                 Cert#:     21043         RC-2
ATLANTA, GA  30302                           Transit #:        06310215                                 --------
                                                                                                        |  10   |
                                                                                                        --------

SCHEDULE RC - CONTINUED
                                                                                               Dollar Amounts in Thousands
__________________________________________________________________________________________________________________________
LIABILITIES
13. DEPOSITS                                                                                             RCON
                                                                                                         ----   ----------
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E)__   RCON                2200    3,959,905   13.a
                                                                                     ----                       ----------
                                                                                             ----------
       (1) Noninterest-bearing (1)_______________________________________________    6631     1,191,530                      13.a.1
                                                                                             ----------
       (2) Interest-bearing______________________________________________________    6636     2,768,375                      13.a.2
                                                                                             ----------
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs
       (1) Noninterest-bearing_________________________________________________________________________

       (2) Interest-bearing____________________________________________________________________________
                                                                                                                ----------
14. Federal funds purchased and securities sold under agreements to repurchase_________________________  2600    2,281,082   14
                                                                                                                ----------
15.a. Demand notes issued to the U.S. Treasury_________________________________________________________  2840            0   15.a
                                                                                                                ----------
   b. Trading liabilities (from Schedule RC-D)_________________________________________________________  3546            0   15.b
                                                                                                                ----------
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
    a. With a remaining maturity of one year or less___________________________________________________  2332       62,778   16.a
                                                                                                                ----------
    b. With a remaining maturity of more than one year through three years_____________________________  A547            0   16.b
                                                                                                                ----------
    c. With a remaining maturity of more than three years______________________________________________  A548            0   16.c
                                                                                                                ----------
17. Not applicable
18. Bank's liability on acceptances executed and outstanding___________________________________________  2920        3,290   18
                                                                                                                ----------
19. Subordinated notes and debentures__________________________________________________________________  3200      100,000   19
                                                                                                                ----------
20. Other liabilities (from Schedule RC-G)_____________________________________________________________  2930       25,547   20
                                                                                                                ----------
21. Total liabilities (sum of items 13 through 20)_____________________________________________________  2948    6,432,602   21
                                                                                                                ----------
22. Not applicable
EQUITY CAPITAL                                                                                                  ----------
23. Perpetual preferred stock and related surplus______________________________________________________  3835            0   23
                                                                                                                ----------
24. Common stock_______________________________________________________________________________________  3230        5,098   24
                                                                                                                ----------
25. Surplus (exclude all surplus related to preferred stock)___________________________________________  3839      124,125   25
                                                                                                                ----------
26. a. Undivided profits and capital reserves__________________________________________________________  3632      366,845   26.a
                                                                                                                ----------
    b. Net unrealized holding gains (losses) on available-for-sale securities__________________________  3434        1,927   26.b
                                                                                                                ----------
27. Cumulative foreign currency translation adjustments________________________________________________                      27
                                                                                                                ----------
28. Total equity capital (sum of items 23 through 27)__________________________________________________  3210      497,996   28
                                                                                                                ----------
29. Total liabilities and equity capital (sum of items 21 and 28)______________________________________  3300    6,930,597   29
                                                                                                                ----------
MEMORANDUM
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
 1. Indicate in the box at the right the number of the statement below that best describes the
    most comprehensive level of auditing work performed for the bank by independent external                    ----------
    auditors as of any date during 1996 _______________________________________________________________  6724          N/A   M.1
                                                                                                                ----------

 1 = Independent audit of the bank conducted in accordance           4 = Directors' examination of the bank performed by other
     with generally accepted auditing standards by a certified           external auditors (may be required by state chartering
     public accounting firm which submits a report on the bank           authority)
 2 = Independent audit of the bank's parent holding company          5 = Review of the bank's financial statements by external
     conducted in accordance with generally accepted auditing            auditors
     standards by a certified public accounting firm which           6 = Compilation of the bank's financial statements by
     submits a report on the consolidated holding company (but           external auditors
     not on the bank separately)                                     7 = Other audit procedures (excluding tax preparation work)
 3 = Directors' examination of the bank conducted in accordance      8 = No external audit work
     with generally accepted auditing standards by a certified
     public accounting firm (may be required by state chartering authority)

_________
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Includes limited-life preferred stock and related surplus.



SUNTRUST BANK, CENTRAL FLORIDA N.A.          Call Date:        06/30/97        State #:     12-1159     FFIEC 032
P.O. BOX 4418 CENTER 632                     Vender ID:        D                 Cert#:     21043         RC-3
ATLANTA, GA  30302                           Transit #:        06310215                                 ---------
                                                                                                        |   11  |
                                                                                                        ---------

SCHEDULE RC-A - CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS

Exclude assets held for trading.                                                                                     C305 (-
                                                                                               Dollar Amounts in Thousands
__________________________________________________________________________________________________________________________
 1. Cash items in process of collection, unposted debits, and currency and coin:                    RCON
                                                                                                    ----     -------------
    a. Cash items in process of collection and unposted debits___________________________________   0020           296,656  1.a
                                                                                                             -------------
    b. Currency and coin_________________________________________________________________________   0080           101,551  1.b
                                                                                                             -------------
 2. Balance due from depository institutions in the U.S.:
    a. U.S. branches and agencies of foreign banks_______________________________________________   0053                 0  2.a
                                                                                                             -------------
    b. Other commercial banks in the U.S. and other depository institutions in the U.S.__________   0085             8,553  2.b
                                                                                                             -------------
 3. Balances due from banks in foreign countries and foreign central banks:
    a. Foreign branches of other U.S. banks______________________________________________________   0073                 0  3.a
                                                                                                             -------------
    b. Other banks in foreign countries and foreign central banks________________________________   0074               384  3.b
                                                                                                             -------------
 4. Balances due from Federal Reserve Banks______________________________________________________   0090            41,124  4
                                                                                                             -------------
 5. Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a and 1.b)__________   0010           448,268  5
                                                                                                             -------------

MEMORANDUM
                                                                                               Dollar Amounts in Thousands
__________________________________________________________________________________________________________________________
 1. Noninterest-bearing balances due from commercial banks in the U.S. (included in items 2.a      RCON
                                                                                                   ----      -------------
    and 2.b above) ______________________________________________________________________________  0050              4,386  M.1
                                                                                                             -------------

SCHEDULE RC-B - SECURITIES

Exclude assets held for trading.
                                                                                                                     C310 (-
                                                                                               Dollar Amounts in Thousands
__________________________________________________________________________________________________________________________
                                               ----Hold-to-maturity----                 ----Available-for-sale----
                                            (Column A)        (Column B)                (Column C)        (Column D)
                                          Amortized Cost      Fair Value              Amortized Cost     Fair Value (1)
                                        RCON                   RCON                 RCON                RCON
                                        ----     ----------    ----    ----------   ----    ----------  ----   -----------
1. U.S. Treasury securities___________  0211              0    0213             0   1285       478,289  1287       480,164  1
                                                 ----------            ----------           ----------         -----------
2. U.S. Government agency obligations
   (exclude mortgage-based securities):
                                                 ----------            ----------           ----------         -----------
   a. Issued by U.S. Government
      agencies (2)____________________  1289              0    1280             0    1291            0   1293            0  2.a
                                                 ----------            ----------           ----------         -----------
   b. Issued by U.S. Government-
      sponsored agencies (3)__________  1294              0    1286             0    1297       69,221    1298      70,292  2.b
                                                 ----------            ----------           ----------         -----------

_________
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.
(2) Includes Small Business Administration Guaranteed Loan Pool Certificates, U.S. Maritime Administration obligations, and
    Export - Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank
    System, The Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation,
    the Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.



SUNTRUST BANK, CENTRAL FLORIDA N.A.          Call Date:        06/30/97        State #:     12-1159     FFIEC 032
P.O. BOX 4418 CENTER 632                     Vender ID:        D                 Cert#:     21043         RC-4
ATLANTA, GA  30302                           Transit #:        06310215                                 ---------
                                                                                                        |   12  |
                                                                                                        ---------

SCHEDULE RC-B CONTINUED

                                                                                               Dollar Amounts in Thousands
__________________________________________________________________________________________________________________________
                                               ----Hold-to-maturity----                      ----Available-for-sale----
                                            (Column A)         (Column B)                  (Column C)        (Column D)
                                          Amortized Cost       Fair Value                 Amortized Cost     Fair Value (1)
3. Securities issued by states and         RCON                  RCON                RCON                 RCON
   political subdivisions in the U.S.      ----    ----------    ----   ----------   ----    ----------   ----   ---------
   a. General obligations_______________   1676             0    1677            0   1968        34,896   1969      35,566  3.a
                                                   ----------           ----------           ----------          ---------
   b. Revenue obligations_______________   1681             0    1686            0   1690         5,283   1691       5,575  3.b
                                                   ----------           ----------           ----------          ---------
   c. Industrial development
      and similar obligations___________   1694             0    1695            0   1696             0   1697           0  3.c
                                                   ----------           ----------           ----------          ---------
4. Mortgage-backed securities (MBS):
   a. Pass-through securities:
      (1) Guaranteed by GNMA____________   1698             0    1699            0   1701        62,829   1702      63,551  4.a.(1)
                                                   ----------           ----------           ----------          ---------
      (2) Issued by FNMA and FHLMC______   1703             0    1705            0   1706        93,047   1707      92,034  4.a.(2)
                                                   ----------           ----------           ----------          ---------
      (3) Other pass-through securities_   1709             0    1710            0   1711             0   1713           0  4.a.(3)
                                                   ----------           ----------           ----------          ---------
   b. Other mortgage-backed securities (include
      (CMO's, REMICs and stripped MBS):
      (1) issued or guaranteed by FNMA,     RCON                  RCON                RCON                 RCON
                                           ----    ----------    ----   ----------   ----    ----------   ----   ---------
        FHLMC or GNMA___________________   1714             0    1715            0   1716       122,456   1717     121,999  4.b(1)
                                                   ----------           ----------           ----------          ---------
      (2) Collaterized by MBS issued or guaranteed
          by FNMA, FHLMC, or GNMA_______   1718             0    1719            0   1731             0   1732           0  4.b(2)
                                                   ----------           ----------           ----------          ---------
      (3) All other mortgage-backed
          securities____________________   1733             0    1734            0   1735             0   1736           0  4.b(3)
                                                   ----------           ----------           ----------          ---------
5. Other debt securities:
   a. Other domestic debt securities____   1737             0    1738            0   1739             0   1741           0  5.a
                                                   ----------           ----------           ----------          ---------
   b. Foreign debt securities___________   1742             0    1743            0   1744           250   1746         250  5.b
                                                   ----------           ----------           ----------          ---------
6. Equity securities:
   a. Investments in mutual funds and                                                        ----------          ---------
      other equity securities with
      readily determinable fair values____________________________________________   A510        30,437   A511      30,437  6.a
                                                                                             ----------          ---------
   b. All other equity securities(1)______________________________________________   1752         3,876   1753       3,876  6.b
                                                                                             ----------          ---------
7. Total (sum of items 1 through 6)
   (total of Column A must equal
   Schedule RC Item 2.a) (total of         RCON                 RCON                 RCON                 RCON
   column D must equal Schedule RC,        ----    ----------   ----    ----------   ----    ----------   ----   ---------
   item 2.b)____________________________   1754             0   1771             0   1772       900,584   1773     903,744  7
                                                   ----------           ----------           ----------          ---------

_________
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.


SUNTRUST BANK, CENTRAL FLORIDA N.A.          Call Date:  06/30/97              State #:                       12-1169  FFIEC 032
P.O. BOX 4418 CENTER 632                     Vendor ID:  D                     Cert #:                        21043     RC-5
ATLANTA, GA 30302                            Transit #   06310215
                                                                                                                      -------
                                                                                                                         13
SCHEDULE RC-B - Continued                                                                                             -------
                                                                                                                        C312
Memoranda                                                                                   Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RCON
1.   Pledged securities (1)_________________________________________________________________________    0416    666,488    M.1
2.   Maturity and repricing data for debt securities (1,2) (excluding those in nonaccrual status):           ----------
     a.  Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; either non-mortgage debt securities; and
         mortgage pass-through securities other than those booked by closed-end first lien 1-4 family residential mortgages with a remaining maturity or repricing frequency of: (3,4)
         (1) Three months or less___________________________________________________________________    A549      1,425    M.2.a1
                                                                                                             ----------
         (2) Over three months through 12 months____________________________________________________    A550    172,897    M.2.a2
                                                                                                             ----------
         (3) Over one year through three years______________________________________________________    A551    326,297    M.2.a3
                                                                                                             ----------
         (4) Over three years through five years____________________________________________________    A552     74,499    M.2.a4
                                                                                                             ----------
         (5) Over five years through 15 years_______________________________________________________    A553     16,730    M.2.a5
                                                                                                             ----------
         (6) Over 15 years__________________________________________________________________________    A554          0    M.2.a6
                                                                                                             ----------
     b.  Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or repricing frequency of: (3,5)
         (1) Three months or less___________________________________________________________________    A555     17,468    M.2.b1
                                                                                                             ----------
         (2) Over three months through 12 months____________________________________________________    A556     68,017    M.2.b2
                                                                                                             ----------
         (3) Over one year through three years______________________________________________________    A557     55,887    M.2.b3
                                                                                                             ----------
         (4) Over three years through five years____________________________________________________    A558      9,316    M.2.b4
                                                                                                             ----------
         (5) Over five years through 15 years_______________________________________________________    A559      4,747    M.2.b5
                                                                                                             ----------
         (6) Over 15 years__________________________________________________________________________    A560        149    M.2.b6
                                                                                                             ----------
     c.  Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS:
         exclude mortgage pass-through securities) with an expected average life of: (6)
         (1) Three years or less____________________________________________________________________    A561     86,643    M.2.c1
                                                                                                             ----------
         (2) Over three years_______________________________________________________________________    A562     35,356    M.2.c2
                                                                                                             ----------
     d.  Fixed rate AND floating rate debt securities with a REMAINING MATURITY of one
         year or less (included in Memorandum items 2.a through 2.c above)__________________________    A248    174,322    M.2.d
                                                                                                             ----------
3. -6. Not applicable

7.   Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date
     of sale or transfer)___________________________________________________________________________    177a          0    M.7
                                                                                                             ----------
8.   High-risk mortgage securities (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, item 4.b):
     a.  Amortized cost_____________________________________________________________________________    8780          0    M.8.a
                                                                                                             ----------
     b.  Fair value_________________________________________________________________________________    8781          0    M.8.b
                                                                                                             ----------
9.   Structured notes (included in the held-to-maturity and available-for sale accounts in Schedule RC-B, items 2, 3, and 5):
     a.  Amortized cost_____________________________________________________________________________    8782          0    M.9.a
                                                                                                             ----------
     b.  Fair value_________________________________________________________________________________    8783          0    M.9.b
                                                                                                             ----------
-----------------
(1) Includes held-to-maturity securities at amortized cost and available-for sale securities at fair value.
(2) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by repricing frequency.
(4) Sum of Memorandum Items 2.a(1) through 2.a(5) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum Item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, and 5, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, Item 4.a, columns A and D.
(5) Sum of Memorandum items 2.b(1) through 2.b(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule
    RC-N, item 9, Column C, must equal Schedule RC-B, item 4.a, columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b.
    sum of columns A and D.

SUNTRUST BANK, CENTRAL FLORIDA N.A.          Call Date:  06/30/97              State #:                       12-1169  FFIEC 032
P.O. BOX 4418 CENTER 632                     Vendor ID:  D                     Cert #:                        21043     RC-8
ATLANTA, GA 30302                            Transit #:  06310215
                                                                                                                       ---------
                                                                                                                           14
                                                                                                                       ---------
Schedule RC-C - Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading and commercial paper.

                                                                                                                                C315
                                                                                            Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RCON
                                                                                                        ----
1.   Loans secured by real estate:
     a.   Construction and land development________________________________________________________     1415    153,395    1.a
                                                                                                              ---------
     b.   Secured by farmland (including farm residential and other improvements)__________________     1420     28,882    1.b
                                                                                                              ---------
     c.   Secured by 1-4 family residential properties:
          (1) Revolving, open-end loans secured by 1-4 family residential properties and
              extended under lines of credit_______________________________________________________     1787     96,297    1.c.1
                                                                                                              ---------
          (2) All other loans secured by 1-4 family residential properties:
              (a) Secured by first liens___________________________________________________________     5367    954,345    1.c.2a
                                                                                                              ---------
              (b) Secured by junior liens__________________________________________________________     5388     90,689    1.c.2b
                                                                                                              ---------
     d.   Secured by multifamily (5 or more) residential properties________________________________     1480     32,084    1.d
                                                                                                              ---------
     e.   Secured by nonfarm nonresidential properties_____________________________________________     1480    439,801    1.e
                                                                                                              ---------
2.   Loans to depository institutions:
     a.   To commercial banks in the U.S.:
          (1) To U.S. branches and agencies of foreign banks_______________________________________     1506          0    2.a1
                                                                                                              ---------
          (2) To other commercial banks in the U.S.________________________________________________     1507    212,698    2.a2
                                                                                                              ---------
     b.   To other depository institutions in the U.S._____________________________________________     1517        138    2.b
                                                                                                              ---------
     c.   To banks in foreign countries:
          (1) To foreign branches of other U.S. banks______________________________________________     1613          0    2.c1
                                                                                                              ---------
          (2) To other banks in foreign countries__________________________________________________     1518          0    2.c.2

3.   Loans to finance agricultural production and other loans to farmers___________________________     1590     28,112    3.
                                                                                                              ---------
4.   Commercial and Industrial loans:
     a. To U.S. addressees (domicile)______________________________________________________________     1763  1,868,171    4.a
                                                                                                              ---------
     b. To non-U.S. addressees (domicile)__________________________________________________________     1704      1,020    4.b
                                                                                                              ---------
5.   Acceptances of other banks:
     a. Of U.S. banks______________________________________________________________________________     1756        285    5.a
                                                                                                              ---------
     b. Of foreign banks___________________________________________________________________________     1757        320    5.b
                                                                                                              ---------
6.   Loans to individuals for household, family, and other personal expenditures
     (i.e., consumer loans)(includes purchased paper):
     a.  Credit cards and related plans (includes check credit and other revolving credit plans)___     2008     27,448    6.a
                                                                                                              ---------
     b.  Other (includes single payment, installment, and all student loans)_______________________     2011    486,509    6.b
                                                                                                              ---------
7.   Loans to foreign government and official institutions (including foreign central banks)_______     2081          0    7
                                                                                                              ---------
8.   Obligations (other than securities and leases) of states and political subdivisions
     in the U.S. (includes nonrated industrial development obligations)____________________________     2107    181,548    8
                                                                                                              ---------
9.   Other Loans:
     a. Loans for purchasing or carrying securities (secured and unsecured)________________________     1546     35,769    9.a
                                                                                                              ---------
     b. All other loans (exclude consumer loans)___________________________________________________     1584    112,804    9.b
                                                                                                              ---------
10.  Lease financing receivables (net of unearned income):
     a. Of U.S. addressees (domicile)______________________________________________________________     2182    116,856    10.a
                                                                                                              ---------
     b. Of non-U.S. addressees (domicile)__________________________________________________________     2183          0    10.b
                                                                                                              ---------
11.  LESS: Any unearned income on loans reflected in items 1-9 above_______________________________     2123          0    11.
                                                                                                              ---------
12.  Total loans and leases, net of unearned income (sum of items 1 through 10
     minus item 11) (must equal Schedule RC, Item 4.a)_____________________________________________     2122  4,866,971    12
                                                                                                              ---------

SUNTRUST BANK, CENTRAL FLORIDA N.A.          Call Date:  06/30/97              State #:                       12-1159  FFIEC 032
P.O. BOX 4418 CENTER 632                     Vendor ID:  D                     Cert #:                        21043     RC-7
ATLANTA, GA 30302                            Transit #:  06310215
                                                                                                                       ---------
                                                                                                                          15
                                                                                                                       ---------
Schedule RC-C - Continued

Part I. Continued

Memoranda                                                                                   Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
1.   Not applicable.
2.   Loans and Leases restructured and in compliance with modified terms (included in
     Schedule RC-C, part I, above, and not reported as past due or nonaccrual in Schedule RC-N.
     Memorandum item 1):
     a.   Loans secured by real estate:                                                                 RCON
          (1) To U.S. addressees (domicile)_______________________________________________________      1687          0    M.2.a.1
                                                                                                              ---------
          (2) To non-U.S. addressees (domicile)___________________________________________________      1689          0    M.2.a.2
                                                                                                              ---------
     b.   All other loans and lease financing receivables (exclude loans to individuals for
          household, family, and other personal expenditures)_____________________________________      8691          0    M.2.b
                                                                                                              ---------
     c.   Commercial and industrial loans to and lease financing receivables of
          non-U.S. addressees (domicile) included in Memorandum item 2.b above____________________      8892          0    M.2.c
                                                                                                              ---------
3.   Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
     a.   Closed-end loans secured by first liens on 1-4 family residential properties with a remaining maturity or repricing frequency of: (1, 2)
          (1) Three months or less________________________________________________________________      A584        515    M.3.a1
                                                                                                              ---------
          (2) Over three months through 12 months_________________________________________________      A568    890,587    M.3.a2
                                                                                                              ---------
          (3) Over one year through three years___________________________________________________      A586        227    M.3.a3
                                                                                                              ---------
          (4) Over three years through five years_________________________________________________      A567        872    M.3.a4
                                                                                                              ---------
          (5) Over five years through 15 years____________________________________________________      A688     20,301    M.3.a5
                                                                                                              ---------
          (6) Over 15 years_______________________________________________________________________      A568     39,039    M.3.a6
                                                                                                              ---------
     b.   All loans and leases other than closed-end loans secured by first liens on 1-4 family residential properties with a remaining maturity or repricing frequency of: (1, 3)
          (1) Three months or less________________________________________________________________      A570  1,587,252    M.3.b1
                                                                                                              ---------
          (2) Over three months through 12 months_________________________________________________      A571  2,165,145    M.3.b2
                                                                                                              ---------
          (3) Over one year through three years___________________________________________________      A572     35,135    M.3.b3
                                                                                                              ---------
          (4) Over three years through five years_________________________________________________      A573    117,400    M.3.b4
                                                                                                              ---------
          (5) Over five years through 15 years____________________________________________________      A574        160    M.3.b5
                                                                                                              ---------
          (6) Over 15 years_______________________________________________________________________      A575        106    M.3.b6

     c.   Fixed rate AND floating rate loans and leases with a REMAINING MATURITY of one
          year or less (included in Memorandum items 3.a and 3.b above)___________________________      A247  1,359,759    M.3.c
                                                                                                              ---------
     d.   Fixed rate AND floating rate loans secured by nonfarm nonresidential properties (4)
          with a REMAINING MATURITY of over five years (included in
          Memorandum item 3.b above)______________________________________________________________      A577    135,417    M.3.d
                                                                                                              ---------
     e.   Fixed rate AND floating rate commercial and industrial loans (5) with a REMAINING
          MATURITY of over three years (included in Memorandum items 3.b above)___________________      A578    878,813    M.3.e
                                                                                                              ---------

---------
     (1) Report fixed rate loans and leases by remaining maturity and floating rate loans by repricing frequency.
     (2) Sum of Memorandum items 3.a.(1) through 3.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part 1, item 1.c.(2)(a).
     (3) Sum of Memorandum items 3.b.(1) through 3.b.(6) plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total loans and leases from Schedule RC-C, Part 1, sum of items 1 through 10, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule RC-C, part 1, item 1.c.(2)(a).
     (4)  As defined for Schedule RC-C, part 1, item 1.a, column B.
     (5)  As defined for Schedule RC-C, part 1, item 4, column A.

SUNTRUST BANK, CENTRAL FLORIDA N.A.          Call Date:  06/30/97              State #:                       12-1169  FFIEC 032
P.O. BOX 4418 CENTER 632                     Vendor ID:  D                     Cert #:                        21043      RC-8
ATLANTA, GA 30302                            Transit #   06310215
                                                                                                                       ---------
                                                                                                                          16
                                                                                                                       ---------
SCHEDULE RC-C - CONTINUED

Part I. Continued

Memoranda                                                                                   Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------
                                                                                                         RCON
4. Loans to finance commercial  real estate, construction, and land development activities
   (not secured by real estate) included in Schedule RC-C, items, items 4 and 9.b,
   page RC-6(1)___________________________________________________________________________________       2746    67,904    M.4
                                                                                                              ---------
5. Loans and leases held for sale (included in Schedule RC-C, part 1, page RC-C)__________________       5389     8,078    M.5
                                                                                                              ---------
6. Adjustable rate closed-end loans secured by first liens on 104 family residential properties
   (included in Schedule RC-C, part 1, item 1.e.(2)(a). page RC-S)_________________________________      5370   789,973    M.6
                                                                                                              ---------
----------
(1) Exclude loans secured by real estate that are included in Schedule RC-C, part I, items I.a through I.e.

SCHEDULE RC-D TRADING ASSETS AND LIABILITIES

Schedule RC-D is to be completed by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e. columns A through D).

                                                                                                                        C320
                                                                                         Dollar Amounts in Thousands
__________________________________________________________________________________________________________________________
ASSETS                                                                                                   RCON
1.   U.S. Treasury securities______________________________________________________________________      3531         0    1
                                                                                                              ---------
2.   U.S. Government agency obligations (exclude mortgage-backed securities)_______________________      3632         0    2
                                                                                                              ---------
3.   Securities issued by states and political subdivisions in the U.S.____________________________      3533         0    3
                                                                                                              ---------
4.   Mortgage-backed securities (MBS):
     a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA_______________________      3534         0    4.a
                                                                                                              ---------
     b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA
         (include CMOs, REMICs, and stripped MBS)__________________________________________________      3535         0    4.b
                                                                                                              ---------
     c. All other mortgage-backed securities________________________________________________________     3536         0    4.c
                                                                                                              ---------
5.   Other debt securities_________________________________________________________________________      3537         0    5
                                                                                                              ---------
6.   Certificates of deposit_______________________________________________________________________      3538         0    6
                                                                                                              ---------
7.   Commercial paper______________________________________________________________________________      3539         0    7
                                                                                                              ---------
8.   Bankers acceptances___________________________________________________________________________      3540         0    8
                                                                                                              ---------
9.   Other trading assets__________________________________________________________________________      3541         0    9
                                                                                                              ---------
10.  Not applicable

11.  Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity
     contracts_____________________________________________________________________________________      3543         0    11
                                                                                                              ---------
12.  Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)_____________      3545         0    12
                                                                                                              ---------

LIABILITIES

13.  Liability for short positions_________________________________________________________________      3546         0    13
                                                                                                              ---------
14.  Revaluation losses on interest rate, foreign exchange rate, and other commodity and equity
     contracts_____________________________________________________________________________________      3547         0    14
                                                                                                              ---------
15.  Total trading liabilities (sum of items 13 and 14)(must equal Schedule RC, item 15.b)_________      3548         0    15
                                                                                                              ---------

SUNTRUST BANK, CENTRAL FLORIDA N.A.          Call Date:  06/30/97              State #:                       12-1169  FFIEC 032
P.O. BOX 4418 CENTER 632                     Vendor ID:  D                     Cert #:                        21043     RC-8a
ATLANTA, GA 30302                            Transit #:  06310215
                                                                                                                       ---------
                                                                                                                          16a
                                                                                                                       ---------
SCHEDULE RC-C - CONTINUED

Part II. LOANS TO SMALL BUSINESSES AND SMALL FARMS

Schedule RC-C, Part II is to be reported only with the June Report of Condition.

Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the
"original amount" of a loan: (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit of loan commitments when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication in the entire amount of credit originated by the lead lender.
(3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

LOANS TO SMALL BUSINESSES                                                                                                       1318
1.   Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by nonfarm nonresidential properties" reported in Schedule RC-C, part I, item 1.e, and all or substantially all of the dollar volume of your bank's "Commercial and industrial loans to U.S.
     addresses" reported in Schedule RC-C, part I, Item 4.a have original amounts of $100,000 or less
     (If your bank has no loans outstanding in BOTH of these two loan categories, place an "X" in the box marked
     "NO") _____________                                                                                              RCON  YES/NO
                                                                                                                      6999    NO   1

If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5.
If NO, and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5. If NO and your bank has no loans outstanding in both loan categories, skip items 2 through 4, and go to item 5:

2.   Report the total number of loans currently outstanding for each of the following
     Schedule RC-C, part I, loan categories:
     a.   "Loans secured by nonfarm nonresidential properties" reported in Schedule RC-C.                  Number
           part I, item 1.e (Note: Item 1.a divided by the number of loans                        RCON     of loans
           should NOT exceed $100,000.) _______________________________________________________   5582       N/A       2.a
     b.    "Commercial and industrial loans" reported in Schedule RC-C, part I, Item 4.a
           (Note: Item 4.a divided by the number of loans should NOT exceed $100,000) _________   5553       N/A       2.b

                                                                                             Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------------

                                                                                        (Column A)           (Column B)
                                                                                          Number               Number
                                                                                         of Loans             of Loans
                                                                                                              Currently
                                                                                                             Outstanding
3. Number and amount currently outstanding of "Loans secured by nonfarm nonresidential properties" reported in Schedule RC-C, part I, Item 1.e (sum of items 3.a through 3.c must be less than or equal to Schedule RC-C, part I,
   item 1.e):                                                                      RCON               RCON
   a. With original amounts of $100,000 or less                                    5564     213       5,565    11,558     3.a
   b. With original amounts of more than $100,000 through $250,000                 5586     336       6,687    48,935     3.b
   c. With original amounts of more than $250,000 through $1,000,000               5588     315       5,569   133,841     3.c
4. Number and amount currently outstanding of "Commercial and industrial loans to U.S. addressees" reported in Schedule RC-C, part I, item 4.a (sum of items 4.a through 4.c must be less than equal to Schedule RC-C, part I, item 4.a):
   a. With original amounts of $100,000 or less                                    5570   2,351       5,571    50,366     4.a
   b. With original amounts of more than $100,000 through $250,000                 5572     321       5,573    35,548     4.b
   c. With original amounts of more than $250,000 through $1,000,000               5574     256       5,575    71,675     4.c

SUNTRUST BANK, CENTRAL FLORIDA N.A.          Call Date:  06/30/97              State #:                       12-1159  FFIEC 032
P.O. BOX 4418 CENTER 632                     Vendor ID:  D                     Cert #:                        21043     RC-ab
ATLANTA, GA 30302                            Transit #:  06310216
                                                                                                                       ---------
                                                                                                                          16b
                                                                                                                       ---------
Schedule RC-C - Continued

Part II. Continued

Agricultural Loans to Small Farms

5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland (including farm residential and other improvements)" reported in
   Schedule RC-C, part I, item 1.b, and all or substantially all of the dollar volume of your bank's
   "Loans to finance agricultural production and other loans to farmers" reported in Schedule RC-C,
   part I, item 3, have original amounts of $100,000 or less (if your bank has no loans outstanding in            RCON  YES/NO
                                                                                                                  ----  ------
   BOTH of these two loan categories, place an "X" in the box marked "NO".)_____________________________________  8860    NO    5
                                                                                                                        ------
If YES, complete items 6.a and 6.b below and do not complete items 7 and 8.
If NO, and your bank has loans outstanding in either loan category skip items 6.a and 6.b and complete items 7 and 8 below.  If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8.

6. Report the total number of loans currently outstanding for each of the following
   Schedule RC-C, part I, loan categories:
   a. "Loans secured by farmland (including farm residential and other improvements)"                 Number
      reported in Schedule RC-C, part I, item 1.b (Note: Item 1.b divided by the number        RCON  of Loans
                                                                                               ----
      of loans should NOT exceed $100,000.)__________________________________________________  5575        N/A        6.a
   b. "Loans to finance agricultural production and other loans to farmers" reported in
      Schedule RC-C, part I, item 3 (Note: Item 3 divided by the number of loans
      should NOT exceed $100,000.)___________________________________________________________  5577        N/A        6.b


                                                                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------

7. Number and amount currently outstanding of "Loans secured by farmland (including               (Column A)         (Column B)
 farm residential and other improvements)" reported in Schedule RC-C, part I, item 1.b              Number             Amount
 (sum of items 7.a through 7.c must be less than or equal to Schedule RC-C, part I,                of Loans           Currently
 Item 1.b):                                                                                RCON               RCON   Outstanding
                                                                                           ----  -----------  -----  -----------
 a. With original amounts of $100,000 or less____________________________________________  5578            2  5.678          110 7.a
                                                                                                 -----------         -----------
 b. With original amounts of more than $100,000 through $250,000_________________________  5580            3  5.581          651 7.b
                                                                                                 -----------         -----------
 c. With original amounts of more than $250,000 through $500,000_________________________  5582            2  5.583          355 7.c
                                                                                                 -----------         -----------
8. Number and amount currently outstanding of "Loans to finance agricultural production and other loans to farmers" reported in Schedule RC-C, part I, item 3 (sum of items 8.a through 8.c must be less than or equal to Schedule RC-C, part I, item 3):
                                                                                                 -----------         -----------
 a. With original amounts of $100,000 or less____________________________________________  5584           2   5.585           29 8.a
                                                                                                 -----------         -----------
 b. With original amounts of more than $100,000 through $250,000_________________________  5586           2   5.587          286 8.b
                                                                                                 -----------         -----------
 c. With original amounts of more than $250,000 through $500,000_________________________  5588           0   5.589            0 8.c
                                                                                                 -----------         -----------

SUNTRUST BANK, CENTRAL FLORIDA N.A.          Call Date:  06/30/97              State #:                       12-1169  FFIEC 032
P.O. BOX 4418 CENTER 632                     Vendor ID:  D                     Cert #:                        21043     RC-9
ATLANTA, GA 30302                            Transit#:   06310215
                                                                                                                       ---------
                                                                                                                          17
                                                                                                                       ---------
SCHEDULE RC-E - DEPOSIT LIABILITIES
                                                                                                                              C325
                                                                          ----Transaction Accounts----       -Nontransaction-
                                                                                                                 Accounts
                                                                            (Column A)        (Column B)        (Column C)
                                                                               Total          Memo:Total           Total
                                                                            Transaction         Demand         nontransaction
                                        Dollar Amounts in Thousands          accounts          Deposits           Accounts
-------------------------------------------------------------------      (including total    (included in        (including
                                                                         demand deposits)      column A)            MMDAs)
DEPOSITS OF:                                                         RCON               RCON               RCON
                                                                     ----  -----------  ----  -----------  ----  -----------
1. Individuals, partnerships and corporations______________________  2201    1,016,494  2240      859,039  2345    2,714,993  1
                                                                           -----------        -----------        -----------
2. U.S. Government_________________________________________________  2202        1,785  2280        1,785  2520            0  2
                                                                           -----------        -----------        -----------
3. States and political subdivisions in the U.S.___________________  2203       21,025  2290       17,496  2530        8,735  3
                                                                           -----------        -----------        -----------
4. Commercial banks in the U.S.____________________________________  2206      156,344  2310      156,344  2550            0  4
                                                                           -----------        -----------        -----------
5. Other depository institutions in the U.S._______________________  2207        6,185  2312        6,185  2348            0  5
                                                                           -----------        -----------        -----------
6. Banks in foreign countries______________________________________  2213          398  2320          398  2236            0  6
                                                                           -----------        -----------        -----------
7. Foreign governments, and official institutions                          -----------        -----------        -----------
   (including foreign central banks)_______________________________  2218            0  2300            0  2377            0  7
                                                                           -----------        -----------        -----------
8. Certified and official checks___________________________________  2330       33,946  2330       33,946                     8
                                                                           -----------        -----------
9. Total (sum of items 1 through 8) (sum of
   columsn A and C must equal Schedule RC.                                 -----------        -----------        -----------
   item 13.a)______________________________________________________  2215    1,236,177  2210    1,076,193  2385    2,723,728  9
                                                                           -----------        -----------        -----------

Memoranda                                                                                        Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------
1. Selected components of total deposits (i.e., sum of Item 9, columns A and C):                           RCON
                                                                                                           ----  -----------
   a. Total individual Retirement Accounts (IRAs) and Keogh Plan accounts_____________________________     6835      144,764  M.1.a
                                                                                                                 -----------
   b. Total brokered deposits_________________________________________________________________________     2385        4,000  M.1.b
                                                                                                                 -----------
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):
                                                                                                                 -----------
      (1) Issued in denominations of less than $100,000______________________________________________     2343            0  M.1.c1
                                                                                                                 -----------
      (2) Issued either in denominations of $100,000 or in denominations greater than                            -----------
          $100,000 and participated out by the broker in shares of $100,000 or less___________________     2344            0  M.1.c2
                                                                                                                 -----------
   d. Maturity date for brokered deposits:
      (1) Brokered deposits issued in denominations of less than $100,000 with a remaining                       -----------
          maturity of one year or less (included in Memorandum item 1.c.(1) above)____________________     4243            0  M.1.d1
                                                                                                                 -----------
      (2) Brokered deposits Issued in denominations of $100,000 or more with a remaining                         -----------
          maturity of one year or less (included in Memorandum item 1.b above)________________________     4244        4,000  M.1.d2
                                                                                                                 -----------
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.                    -----------
      reported in item 3 above which are secured or collateralized as required under state law)_______     5590       25,215  M.1.e
                                                                                                                 -----------
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 9, column C, above);
   a. Savings deposits:                                                                                          -----------
      (1) Money market deposit accounts (MMDAs)_______________________________________________________     6810      826,360  M.2.a1
                                                                                                                 -----------
      (2) Other savings deposits (excludes MMDAs)_____________________________________________________     0352      980,847  M.2.a2
                                                                                                                 -----------
   b. Total time deposits of less than $100,000_______________________________________________________     6648      692,447  M.2.b
                                                                                                                 -----------
   c. Total time deposits of $100,000 or more_________________________________________________________     2604      224,074  M.2.c
                                                                                                                 -----------
3. All NOW accounts (included in column A above)______________________________________________________     2398      160,984  M.3
                                                                                                                 -----------
4. Not applicable

SUNTRUST BANK, CENTRAL FLORIDA N.A.          Call Date:  06/30/97              State #:                       12-1169  FFIEC 032
P.O. BOX 4418 CENTER 632                     Vendor ID:  D                     Cert #:                        21043     RC-10
ATLANTA, GA 30302                            Transit #:  06310215
                                                                                                                       ---------
                                                                                                                          18
                                                                                                                       ---------

SCHEDULE RC-B - CONTINUED

Memoranda (continued)                                                                                   Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------


5.   Maturity and repricing data for time deposits of less than $100,000:
     a. Time deposits of less than $100,000 with a remaining maturity or repricing
        frequency of: (1, 2)                                                                            RCON
                                                                                                        ----
        (1) Three months or less___________________________________________________________________     A579    184,998    M.5.a1
                                                                                                               --------
        (2) Over three months through 12 months____________________________________________________     A580    292,179    M.5.a2
                                                                                                               --------
        (3) Over one year through three years______________________________________________________     A581    200,611    M.5.a3
                                                                                                               --------
        (4) Over three years_______________________________________________________________________     A582     14,659    M.5.a4
                                                                                                               --------
     b. Fixed rate AND floating rate time deposits of less than $100,000 with a REMAINING
        MATURITY of one year or less (included in Memorandum items 5.a.(1)
        through 5.a.(4) above)_____________________________________________________________________     A241    472,228    M.5.b
                                                                                                               --------
6.   Maturity and repricing data for time deposits of $100,000 or more:
     a. Time deposits of $100,000 or more with a remaining maturity or repricing frequency of: (1, 3)
        (1) Three months or less___________________________________________________________________     A584     65,148    M.6.a1
                                                                                                               --------
        (2) Over three months through 12 months____________________________________________________     A585     99,876    M.6.a2
                                                                                                               --------
        (3) Over one year through three years______________________________________________________     A586     52,668    M.6.a3
                                                                                                               --------
        (4) Over three years_______________________________________________________________________     A587      6,383    M.6.a4
                                                                                                               --------
     b. Fixed rate AND floating rate time deposits of less than $100,000 with a REMAINING
        MATURITY of one year or less (included in Memorandum items 5.a.(1)
        through 5.a.(4) above)_____________________________________________________________________     A242    164,880    M.6.b
                                                                                                               --------
-------------
(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by repricing frequency.
(2) Sum of Memorandum items 5.a (1) through 5.a (4) must equal Schedule RC-E Memorandum item 2.b above.
(3) Sum of Memorandum items 6.a (1) through 6.a (4) must equal Schedule RC-E Memorandum item 2.c above.

SUNTRUST BANK, CENTRAL FLORIDA N.A.          Call Date:  06/30/97              State #:  12-1169              FFIEC 032
P.O. BOX 4418 CENTER 832                     Vendor ID:  D                     Cert  #:  21043                RC-11
ATLANTA, GA 30302                            Transit #:  06210215
                                                                                                              19


SCHEDULE RC-F -- OTHER ASSETS
                                                                            C330

                                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RCON
                                                                                                        ----
1. Income earned, not collected on loans______________________________________________________________  2164        27,389     1.
2. Net deferred tax assets (1)________________________________________________________________________  2148        30,912     2.
3. Interest-only strips receivable (not in the form of a security)(2) on:
   a. Mortgage loans__________________________________________________________________________________  A519             0     3.a
   b. Other financial assets__________________________________________________________________________  A520             0     3.b
4. Other (itemize and describe amounts that exceed 25% of this item)__________________________________  2188        40,228     4.

                   TEXT                                                            RCON
                                                                                   ----
   a.  3549 SECURITIES-ACCRD INC.                                                  3549        11,573                          4.a
   b.  3550 CR CD-EXCHANGE/CLEAR                                                   3550        10,581                          4.b
   c.  3551                                                                        3551             0                          4.c

                                                                                                        RCON
                                                                                                        ----
5. Total (sum of items 1 through 4) (must equal Schedule RC, Item 11)__________________________________ 2160        98,529     5.

                                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
MEMORANDUM                                                                                              RCON
                                                                                                        ----
1. Deferred tax assets disallowed for regulatory capital purposes______________________________________ 5610             0     M.1

SCHEDULE RC-G -- OTHER LIABILITIES
                                                                            C335

                                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RCON
                                                                                                        ----
1. a. Interest accrued and unpaid on deposits (3)______________________________________________________ 3645         9,547     1.a
   b. Other expenses accrued and unpaid (includes accrued income taxes payable)________________________ 3646        10,596     1.b
2. Net deferred tax liabilities (1)____________________________________________________________________ 3049             0     2.
3. Minority interest in consolidated subsidiaries______________________________________________________ 3000             0     3.
4. Other (itemize and describe amounts that exceed 25% of this item)___________________________________ 2938         5,404     4.

                   TEXT                                                            RCON
                                                                                   ----
   a.  3552 UNEARNED I/C INSURANCE                                                 3562         1,395                          4.a
   b.  3553                                                                        3553             0                          4.b
   c.  3554                                                                        3554             0                          4.c

                                                                                                        RCON
                                                                                                        ----
5. Total (sum of items 1 through 4) (must equal Schedule RC, Item 20)__________________________________ 2930        25,547     5.

__________________
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) Report interest-only strips receivable in the form of a security as available-for sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(3) For savings banks, includes "dividends" accrued and unpaid on deposits.


SUNTRUST BANK, CENTRAL FLORIDA N.A.          Call Date:  06/30/97              State #:  12-1159              FFIEC 032
P.O. BOX 4418 CENTER 632                     Vendor ID:  D                     Cert #:  21043                    RC-12
ATLANTA, GA 30302                            Transit #:  06310215
                                                                                                       20

SCHEDULE RC-K - QUARTERLY AVERAGES (1)

                                                                         C366

                                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                             RCON
                                                                                                   ----
1.  Interest-bearing balances due from depository institutions___________________________________  3381           4,166      1.
2.  U.S. Treasury securities.  U.S. Government agency obligations (2)____________________________  3382         860,166      2.
3.  Securities issued by states and political subdivisions in the U.S. (2)_______________________  3383          40,177      3.
4.  a. Other debt securities (2)_________________________________________________________________  3647             250      4.a
    b. Equity securities (3) (includes investments in mutual funds and Federal Reserve stock)____  3648          16,371      4.b
5.  Federal funds sold and securities purchased under agreements to resell_______________________  3365         563,326      6
6.  Loans:
    a.  Total loans______________________________________________________________________________  3380       4,650,283      6.a
    b.  Loans secured by real estate_____________________________________________________________  3385       1,736,192      6.b
    c.  Loans to finance agricultural production and other loans to farmers______________________  3386          33,346      6.c
    d.  Commercial and industrial loans__________________________________________________________  3387       1,912,418      6.d
    e.  Loans to individuals for household, family, and other personal expenditures______________  3388         509,803      6.e
7.  Trading assets_______________________________________________________________________________  3401               0      7.
8.  Lease financing receivables (net of unearned income)_________________________________________  3484         111,441      8.
9.  Total assets (4)_____________________________________________________________________________  3358       6,727,489      9.
LIABILITIES
10. Interest-bearing transaction accounts (NOW accounts, ATE accounts, and telephone and
    preauthorized transfer accounts) (exclude demand deposits)___________________________________  3485         167,549     10.
11. Nontransaction accounts:
    a.  Money market deposit accounts (MMDAs)____________________________________________________  3488         813,872     11.a
    b.  Other savings deposits___________________________________________________________________  3487         981,969     11.b
    c.  Time deposits of $100,000 or more________________________________________________________  A514         220,456     11.c
    d.  Time deposits of less than $100,000______________________________________________________  A529         889,484     11.d
12. Federal funds purchased and securities sold under agreements to repurchase___________________  3353       2,208,205     12
13. Other borrowed money (includes mortgage indebtedness and obligations under capitalized
    leases)______________________________________________________________________________________  3355          29,983     13

____________
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly averages for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.


SUNTRUST BANK, CENTRAL FLORIDA N.A.          Call Date:  06/30/97              State #: 12-1159               FFIEC 032
P.O. BOX 4418 CENTER 632                     Vendor ID:  D                     Cert #:  21043                 RC-13
ATLANTA, GA 30302                            Transit #:  06310215

Schedule RC-L - Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amnounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.
                                                                            C360

                                                                                   Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------
 1. Unused commitments:
    a. Revolving, open-end lines secured by 1-4 family residential properties,             RCON
       e.g., home equity lines__________________________________________________________   3814      171,890    1.a
    b. Credit card lines________________________________________________________________   3815            0    1.b
    c. Commercial real estate, construction, and land development:
       (1) Commitments to fund loans secured by real estate_____________________________   3816      161,337    1.c.1
       (2) Commitments to fund loans not secured by real estate_________________________   6550       81,384    1.c.2
    d. Securities underwriting__________________________________________________________   3817            0    1.d
    e. Other unused commitments_________________________________________________________   3818    5,197,746    1.e
 2. Financial standby letters of credit__________________________________  RCON            3819      615,348    2.
    a. Amount of financial standby letters of credit conveyed to others__  3820  276,919                        2.a
 3. Performance standby letters of credit_______________________________________________   3821       30,476    3.
    a. Amount of performance standby letters of credit conveyed to others  3822    8,183                        3.a
 4. Commercial and similar letters of credit____________________________________________   3411       11,686    4.
 5. Participations in acceptances (as described in the instructions) conveyed to others
    by the reporting bank_______________________________________________________________   3428          408    5.
 6. Participations in acceptances (as described in the instructions) acquired by the
    reporting (nonaccepting) bank_______________________________________________________   3429            0    6.
 7. Securities borrowed_________________________________________________________________   3432            0    7.
 8. Securities lent (including customers' securities lent where the customer is
    indemnified against loss by the reporting bank)_____________________________________   3400            0    8.
 9. Financial assets transferred with recourse that have been treated as sold for Call Report purposes:
    a. First lien 1-to-4 family residential mortgage loans:
       (1) Outstanding principal balance of mortgages transferred                          RCON
           as of the report date________________________________________________________   A621            0    9.a.1
       (2) Amount of recourse exposure on these mortgages
           as of the report date________________________________________________________   A622            0    9.a.2
    b. Other financial assets (excluding small business obligations reported in Item 9.a):
       (1) Outstanding principal balance of assets transferred
           as of the report date________________________________________________________   A623            0    9.b.1
       (2) Amount of recourse exposure on these assets
           as of the report date________________________________________________________   A624            0    9.b.2
    c. Small business obligations transferred with recourse under Section 208 of the
       Riegle Community Development and Regulatory Improvement Act of 1994:
       (1) Outstanding principal balance of small business obligations
       (1) Outstanding principal balance of small business obligations transferred as
           of the report date___________________________________________________________   A249            0    9.c.1
       (2) Amount of retained recourse on these obligations as of the report date_______   A250            0    9.c.2
10. Notional amount of credit derivatives:
    a. Credit derivatives on which the reporting bank is the guarantor__________________   A534            0    10.a
    b. Credit derivatives on which the reporting bank is the beneficiary________________   A636            0    10.b
11. Spot foreign exchange contracts_____________________________________________________   8765            0    11
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives)
    (itemize and describe each component of this item over 25% of Schedule RC, Item 28,
    "Total equity capital")_____________________________________________________________   3430            0    12
             TEXT                                                          RCON
    a. 3555                                                                3555        0                        12.a
    b. 3556                                                                3556        0                        12.b
    c. 3557                                                                3557        0                        12.c
    d. 3558                                                                3558        0                        12.d


SUNTRUST BANK, CENTRAL FLORIDA N.A.          Call Date:  06/30/97              State #:  12-1159              FFIEC 032
P.O. BOX 4418 CENTER 632                     Vendor ID:  D                      Cert #:  21043                    RC-14
ATLANTA, GA 30302                            Transit #:  06310215
                                                                                                                22

SCHEDULE RC-L - CONTINUED

                                                                                           Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
13.  All other off-balance sheet assets (exclude off-balance sheet derivatives)                       RCON
     (itemize and describe each component of this item over 25% Schedule RC,                          ----
     item 28.  Total equity capital)_______________________________________________________________   5591         0        13
             TEXT                                                                RCON
                                                                                 ----
     a.  5592                                                                    5592       0                               13.a
     b.  5593                                                                    5593       0                               13.b
     c.  5594                                                                    5594       0                               13.c
     d.  5595                                                                    5595       0                               13.d

                                                                                                                             C361


OFF-BALANCE SHEET DERIVATIVES                       (Column A)             (Column B)             (Column C)             (Column D)
POSITION INDICATORS                                 Interest                Foreign                 Equity               Commodity
                                                      Rate                  Exchange              Derivative             and other
                                                    Contracts               Contracts              Contracts             Contracts
14. Gross amounts (e.g., national
     amounts) (for each column, sum of
     items 14.a through 14.e must equal
     sum of items 15, 16.a and 16.b):       RCON                  RCON                   RCON                   RCON
                                            ----                  ----                   ----                   ----
    a.  Futures contracts_____________      8693          0       8694         0         8695         0         8696     0   14.a
    b.  Forward contracts_____________      8697          0       8698         0         8699         0         8700     0   14.b
    c.  Exchange-traded option contracts:
        (1) Written options___________      8701          0       8702         0         8703         0         8704     0   14.c1
        (2) Purchased options_________      8705          0       8706         0         8707         0         8708     0   14.c2
    d.  Over-the-counter options contracts:
        (1) Written options___________      8709          0       8710         0         8711         0         8712     0   14.d1
        (2) Purchased options_________      8713          0       8714         0         8715         0         8716     0   14.d2
    e.  Swaps_________________________      3450    148,893       3826         0         8719         0         8720     0   14.e
15. Total gross national amount of
     derivative contracts held for trading  A126          0       A127         0         8723         0         8724     0   15
16. Total gross national amount of
     derivative contracts held for
     purposes other than trading:
    a.  Contracts marked to market____      8725          0       8726         0         8727         0         8728     0   16.a
    b.  Contracts not marked to market      8729    148,893       8730         0         8731         0         8732     0   16.b
    c.  Interest rate swaps where the
         bank has agreed to pay a fixed
         rate__________________________     A589     48,893                                                                  16.c

SUNTRUST BANK, CENTRAL FLORIDA N.A.          Call Date:  06/30/97              State #:  12-1159              FFIEC 032
P.O. BOX 4418 CENTER 832                     Vendor ID:  D                     Cert  #:  21043                RC-16
ATLANTA, GA 30302                            Transit #:  06310215
                                                                                                              23

SCHEDULE RC-L CONTINUED

                                                                                                 Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------
OFF-BALANCE SHEET DERIVATIVES                       (Column A)           (Column B)           (Column C)         (Column D)
POSITION INDICATORS                                  Interest             Foreign               Equity           Commodity
                                                       Rate               Exchange            Derivative         and other
                                          RCON       Contracts   RCON     Contracts   RCON    Contracts   RCON   Contracts
                                          ----                   ----                 ----                ----
17. Total gross fair value of derivative
     contracts:
    a. Contracts held for trading:
       (1) Gross positive fair value___   8733               0   9734             0   8735            0   8736           0  17.a1
       (2) Gross negative fair value___   8737               0   8738             0   8739            0   8740           0  17.a2
    b. Contracts held for purposes
        other than trading that are
        marked to market:
                                          RCON                   RCON                 RCON                RCON
                                          ----                   ----                 ----                ----
       (1) Gross positive fair value___   8741               0   8742             0   8743            0   8744           0  17.b1
       (2) Gross negative fair value___   8745               0   8746             0   8747            0   8748           0  17.b2
    c. Contracts held for purposes
        other than trading that are not
        marked to market:
                                          RCON                   RCON                 RCON                RCON
                                          ----                   ----                 ----                ----
       (1) Gross positive fair value___   8749             515   8750             0   8751            0   8752           0  17.c1
       (2) Gross negative fair value___   8753           1,041   8754             0   8755            0   8756           0  17.c2

MEMORANDA                                                                                        Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------
                                                                                                            RCON
                                                                                                            ----
1.-2. Not applicable
3. Unused commitments with an original maturity exceeding one year that are reported in
    Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of
    commitments that are fee paid or otherwise legally binding)__________________________                   3833    3,797,551  M.3
                                                                                              RCON
                                                                                              ----
   a. Participations in commitments with an original maturity exceeding one year conveyed
       to others_________________________________________________________________________     3834  584,502                    M.3.a
                                                                                                            RCON
                                                                                                            ----
4. To be completed only by banks with $1 billion or more in total assets:
    Standby letters of credit (both financial and performance) issued to non-U.S.
    addresses (domicile) included in Schedule RC-L, items 2 and 3, above_________________                   3377        1,585  M.4
5. Installment loans to individuals for household, family, and other personal expenditures that have been securitized and sold (with servicing retained), amounts outstanding by type of loan:
                                                                                                            RCON
                                                                                                            ----
   a. Loans to purchase private passenger automobiles
      (TO BE COMPLETED FOR THE SEPTEMBER REPORT ONLY)____________________________________                   2741          N/A  M.5.a
   b. Credit cards and related plans (TO BE COMPLETED QUARTERLY)_________________________                   2742            0  M.5.b
   c. All other consumer installment credit (including mobile home loans)
      (TO BE COMPLETED FOR THE SEPTEMBER REPORT ONLY)____________________________________                   2743          N/A  M.5.c


SUNTRUST BANK, CENTRAL FLORIDA N.A.           Call Date:  06/30/97              State #:  12-1159              FFIEC 032
P.O. BOX 4418 CENTER 632                      Vendor ID:  D                      Cert #:  21043                    RC-16
ATLANTA, GA 30302                             Transit #:  06310215
                                                                                                       24

SCHEDULE RC-M-MEMORANDA

                                                                         C365

                                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
1.  Extension of credit by the reporting bank to its executive officers, directors, principal      RCON
     shareholders, and their related interests as of the report date:                              ----
    a.  Aggregate amount of all extensions of credit to all executive officers, directors,
         principal shareholders, and their related interests_____________________________________   6164      200,705      1.a
    b.  Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as
         defined for this purpose in agency regulations_________________  RECON        NUMBER                              1.b
                                                                          -----        ------
                                                                          6185          14         RCON
2.  Federal funds sold and securities purchased under agreements to resell with U.S. branches      ----
     and agencies of foreign banks (1) (included in Schedule RC, item 3)_________________________   3405            0      2
3.  Not applicable.
4.  Outstanding principal balance of 1-4 family residential mortgage loans serviced for others
     (include both retained servicing and purchased servicing):
    a.  Mortgages serviced under a GNMA contract_________________________________________________   5500            0      4.a
    b.  Mortgages serviced under a FHLMC contract:
        (1) Serviced with recourse to servicer___________________________________________________   5501            0      4.b.1
        (2) Serviced without recourse to servicer________________________________________________   5502            0      4.b.2
    c.  Mortgages serviced under a FNMA contract:
        (1) Serviced under a regular option contract_____________________________________________   5503            0      4.c.1
        (2) Serviced under a special option contract_____________________________________________   5504            0      4.c.2
    d.  Mortgages serviced under other servicing contracts_______________________________________   5505            0      4.d
5.  To be completed only by banks with $1 billion or more in total assets:
    Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must equal Schedule RC Item 9):
    a.  U. S. addressees (domicile)______________________________________________________________   2103        3,290      5.a
    b.  Non-U.S. addressees (domicile)___________________________________________________________   2104            0      5.b
6.  Intangible assets:
    a.  Mortgage servicing rights_________________________________________________________________  3164            0      6.a
        (1) Estimated fair value of mortgage servicing assets____________________________________   A590            0      6.a.1
    b.  Other identifiable intangible assets:
        (1) Purchased credit card relationships__________________________________________________   5506            0      6.b.1
        (2) All other identifiable intangible assets_____________________________________________   5507            0      6.b.2
    c.  Goodwill_________________________________________________________________________________   3163            0      6.c
    d.  Total (sum of items 6.a, 6.b(1), 6.b(2), and 6.c) (must equal Schedule RC, Item 10)______   2143            0      6.d
    e.  Amount of intangible assets (included in item 6.b.(2) above) that have been grandfathered
        or are otherwise qualifying for regulatory capital purposes______________________________   6442            0      6.e
7.  Mandatory convertible debt, net of common or perpetual preferred stock dedicated to redeem
    the debt_____________________________________________________________________________________   3295            0      7

____________________

(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.


SUNTRUST BANK, CENTRAL FLORIDA N.A.           Call Date:  06/30/97              State #:  12-1159              FFIEC 032
P.O. BOX 4418 CENTER 632                      Vendor ID:  D                      Cert #:  21043                  RC-17
ATLANTA, GA 30302                             Transit #:  06310215
                                                                                                       25

SCHEDULE RC-M - CONTINUED

                                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
8. a.  Other real estate owned:                                                                     RCON
                                                                                                    ----
       (1) Direct and indirect investments in real estate ventures_______________________________   5372            0        8.a.1
       (2) All other real estate owned:
           (a) Construction and land development_________________________________________________   5508        3,623        8.a.2a
           (b) Farmland__________________________________________________________________________   5509            0        8.a.2b
           (c) 1-4 family residential properties_________________________________________________   5510        2,139        8.a.2c
           (d) Multifamily (5 or more) residential properties____________________________________   5511            0        8.a.2d
           (e) Nonfarm nonresidential properties_________________________________________________   5512            0        8.a.2e
       (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7)_____________   2150        5,762        8.a.3
    b. Investments in unconsolidated subsidiaries and associated companies
       (1) Direct and indirect investments in real estate ventures_______________________________   5374            0        8.b.1
       (2) All other investments in unconsolidated subsidiaries and associated companies_________   5375        7,804        8.b.2
       (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item B)_____________   2130        7,804        8.b.3
9.  Noncumulative perpetual preferred stock and related surplus included in Schedule RC, item 23,
    "Perpetual preferred stock and related surplus"______________________________________________   3778            0        9
10. Mutual fund and annuity sales during the quarter (including proprietary, private label, and third party products):
    a.  Money market funds_______________________________________________________________________   8441       103,501       10.a
    b.  Equity securities funds__________________________________________________________________   8427         9,099       10.b
    c.  Debt securities funds____________________________________________________________________   8428         4,670       10.c
    d.  Other mutual funds_______________________________________________________________________   8429         6,795       10.d
    e.  Annuities________________________________________________________________________________   8430         5,904       10.c
    f.  Sales of proprietary mutual funds and annuities (included in items 10.a. through 10.e
        above)___________________________________________________________________________________   8784       114,004       10.f
11. Net unamortized realized deferred gains (losses) on off-balance sheet derivative contracts
    included in assets and liabilities reported in Schedule RC___________________________________   A525             0       11
12. Amount of assets netted against nondeposit liabilities on the balance sheet (Schedule RC)
    in accordance with generally accepted accounting principles (1)______________________________   A528             0       12
13. Outstanding principal balance of loans other than 1-4 family residential mortgage loans that are serviced for others (to be completed if this balance is more than $10 million and exceeds
    ten percent of total assets)_________________________________________________________________   A581             0       13


Memorandum                                                                                              Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
1.  Reciprocal holdings of banking organizations' capital instruments
    (to be completed for the December report only)_______________________________________________   3838           N/A       M.1


_____________
(1) Exclude netted on-balance sheet amounts associated with off-balance sheet derivative contracts, deferred tax assets netted against deferred tax liabilities, and assets netted in accounting for pensions.

SUNTRUST BANK, CENTRAL FLORIDA N.A.          Call Date:  06/30/97              State #:  12-1159              FFIEC 032
P.O. BOX 4418 CENTER 632                     Vendor ID:  D                     Cert  #:  21043                RC-18
ATLANTA, GA 30302                            Transit #:  06310215
                                                                                                              26

SCHEDULE RC-N -- PAST DUE AND NONACCRUAL LOANS, LEASES, AND OTHER ASSETS

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.
                                                                            C370

                                                                                                  Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------
                                                                         -(Column A)-        -(Column B)-        -(Column C)-
                                                                           Past due          Past due 90          Nonaccrual
                                                                        30 through 89        days or more
                                                                        days and still        and still
                                                                  RCON      accruing    RCON   accruing    RCON
                                                                  ----                  ----               ----
1. Loans secured by real estate:
   a. To U.S. addressees (domicile)_____________________________  1245       4,405      1246     1,419     1247      6,730     1.a
   b. To non-U.S. addresses (domicile)__________________________  1248           0      1249         0     1250          0     1.b
2. Loans to depository institutions and acceptances of
    other banks:
   a. To U.S. banks and other U.S. depository institutions______  5377           0      5378         0     5379          0     2.a
   b. To foreign banks__________________________________________  5380           0      5381         0     5382          0     2.b
3. Loans to finance agricultural production and other loans to
    farmers_____________________________________________________  1694           0      1597         0     1583         22     3.
4. Commercial and industrial loans:
   a. To U.S. addresses (domicile)______________________________  1251       2,225      1252        94     1253      3,259     4.a
   b. To non-U.S. addresses (domicile)__________________________  1254           0      1255         0     1256          0     4.b
5. Loans to individuals for household, family, and other
    personal expenditures:
   a. Credit cards and related plans____________________________  6383         274      5394        22     5385          0     5.a
   b. Other (includes single payment, installment, and all
       student loans)___________________________________________  5386       2,558      5387       125     5388        221     5.b
6. Loans to foreign governments and official institutions_______  5389           0      5390         0     5391          0     6
7. All other loans______________________________________________  5459           0      5480         0     5481          0     7
8. Lease financing receivables:
   a. Of U.S. addresses (domicile)______________________________  1257         137      1258         0     1259          0     8.a
   b. Of non-U.S. addresses (domicile)__________________________  1271           0      1272         0     1791          0     8.b
9. Debt securities and other assets (exclude other real estate
    owned and other repossessed assets)_________________________  3505           0      3506         0     3507          0     9
==================================================================================================================================

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                                  RCON                  RCON               RCON
                                                                  ----                  ----               ----
10. Loans and leases reported in items 1 through 8 above
     which are wholly or partially guaranteed by the U.S.
     Government_________________________________________________  5612          34      5613        39     5814        585     10
    a. Guaranteed portion of loans and leases included in
        item 10 above___________________________________________  5615          30      5616        35     5617        462     10.a



SUNTRUST BANK, CENTRAL FLORIDA N.A.          Call Date:  06/30/97              State#:  12-1159   FFIEC
P.O. BOX 4418 CENTER 632                     Vendor ID:  D                     Cert #:  21043     RC-19
                                             Transit #:  06310215

                                                                                                   27
                                                                                                  -----

SCHEDULE RC-N CONTINUED
                                                                            C373

                                                                                                DOLLAR AMOUNTS IN THOUSANDS
___________________________________________________________________________________________________________________________



MEMORANDA                                                        -(Column A)-    -(Column B)-    -(Column C)-
                                                                   Past due       Past due 90     Nonaccruel
                                                                 30 through 89   days or more
                                                                 days and still    and still
                                                                   accruing        accruing
                                                                RCON            RCON            RCON
                                                                ----            ----            ----
1. Restructured loans and leases included in
   Schedule RC-N, items 1 through 8, above
   (and not reported in Schedule RC-C,
   Memorandum item 2)___________________________________        1658         0   1658       0    1651       0   M.1
                                                                         -----          -----           -----
2. Loans to finance commercial real estate,
   construction, and land development activities
   (not secured by real estate) included in
   Schedule RC-N, items 4 and 7, above__________________        8558         0   6559       0    8580       0   M.2
                                                                         -----          -----           -----
3. Loans secured by real estate (sum of
   Memorandum items 3.a through 3.e must
   equal sum of Schedule RC-N items 1.a and
   1.b above):

   a. Construction and land development ________________        2759       594  2769        0   3492       21   M.3a
                                                                         -----          -----           -----
   b. Secured by farmland ______________________________        3493       700  3494        0   3495    1,976   M.3b
                                                                         -----          -----           -----
   c. Secured by 1-4 family residential properties:

      (1)  Revolving, open-end loans secured by
           1-4 family residential properties and
           extended under lines of credit ______________        5398        46  5899       24   8400      354   M.3c1
                                                                         -----          -----           -----
      (2)  All other loans secured by 1-4 family
           residential properties ______________________        5401     1,873  5402      226   5403    2,804   M.3o2
                                                                         -----          -----           -----
   d. Secured by multifamily (5 or more) residential
      properties _______________________________________        3499        47  3500        0   3501        0   M.3d
                                                                         -----          -----           -----
   e. Secured by nonfarm nonresidential properties _____        3502     1,145  3503    1,169   3504    1,575   M.3e
                                                                         -----          -----           -----


                                                                    -(Column A)-    -(Column B)-
                                                                     Past due        Past due 90
                                                                   30 through 89     days or more
                                                                   days and still     and still
                                                                      accruing        accruing
                                                                RCON            RCON
                                                                ----            ----
4. Interest rate, foreign exchange rate, and other
   commodity and equality contracts:

   a.  Book value of amounts carried as assets _________        3522         0  3528        0                   M.4.a
                                                                         -----          -----
   b.  Replacement cost of contracts with a
       positive replacement cost _______________________        3529         0  3530        0                   M.4.b
                                                                         -----          -----

___________________________________________________________________________________________________________________________

PERSON TO WHOM QUESTIONS ABOUT THE REPORTS OF CONDITION AND INCOME SHOULD BE
DIRECTED:
                                                                            C377
        NAME                    TITLE           AREA CODE/PHONE NUMBER/EXTENSION
8901    KEN MUTELL      8901    VICE PRESIDENT       8902 (404) 724-3833
        ----------              --------------            --------------

SUNTRUST BANK, CENTRAL FLORIDA N.A.          Call Date:  06/30/97             State #:  12-1159               FFIEC 032
P.O. BOX 4418 CENTER 632                     Vendor ID:  D                     Cert #:  21043                 RC-20
ATLANTA, GA 30302                            Transit #:  06310215
                                                                                                                 28
                                                                                                              --------

SCHEDULE RC-O - OTHER DATA FOR DEPOSIT INSURANCE AND FICO ASSESSMENTS
                                                                            C375

                                                                                                   Dollar Amounts in Thousands
______________________________________________________________________________________________________________________________
                                                                                                            RCON
                                                                                                            ----
 1. Unposted debits (see instructions):
    a. Actual amount of all unposted debits______________________________________________________________   0030       864  1.a
                                                                                                                    ------
         OR
    b. Separate amount of unposted debits:
       (1) Actual amount of unposted debits to demand deposits___________________________________________   0031         0  1.b.1
                                                                                                                    ------
       (2) Actual amount of unposted debits to time and savings deposits (1)_____________________________   0032         0  1.b.2
                                                                                                                    ------
 2. Unposted credits (see instructions):
    a. Actual amount of all unposted credits_____________________________________________________________   3510         0  2.a
                                                                                                                    ------
         OR
    b. Separate amount of unposted credits:
       (1) Actual amount of unposted credits to demand deposits__________________________________________   3512    19,219  2.b.1
                                                                                                                    ------
       (2) Actual amount of unposted credits to time and savings deposits (1)____________________________   3514         0  2.b.2
                                                                                                                    ------
 3. Uninvested trust funds (cash) held in bank's own trust department (not included
    in total deposits)___________________________________________________________________________________   3520         0  3.
                                                                                                                    ------
 4. Deposits of consolidated subsidiaries (not included in total deposits):
    a. Demand deposits of consolidated subsidiaries______________________________________________________   2211         0  4.a
                                                                                                                    ------
    b. Time and savings deposits (1) of consolidated subsidiaries________________________________________   2351         0  4.b
                                                                                                                    ------
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries______________________________   6514         0  4.c
                                                                                                                    ------
 5. Not applicable.
 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities
    of the reporting bank:                                                                                  RCON
    a. Amount reflected in demand deposits (included in Schedule RC-E,                                      ----
       Memorandum Item 4.a)______________________________________________________________________________   2314       132  6.a
                                                                                                                    ------
   b. Amount reflected in time and savings deposits (1) (included in Schedule RC-E,
      Memorandum Item 4.b)_______________________________________________________________________________   2315         0  6.b
                                                                                                                    ------
7. Unamortized premiums and discounts on time and savings deposits:(1)(2)
    a. Unamortized premiums______________________________________________________________________________   5516         0  7.a
                                                                                                                    ------
    b. Unamortized discounts_____________________________________________________________________________   5517         0  7.b
                                                                                                                    ------
8. To be completed by banks with "Oakar deposits".
   a. Deposits purchased or acquired from other FDIC-insured institutions during the quarter:
       (1) Total deposits purchased or acquired from other FDIC-insured
           institutions during the quarter_______________________________________________________________   A531         0  8.a.1
                                                                                                                    ------
      (2) Amount of purchased or acquired deposits reported in Item 8.a.(1) above attributable to a secondary fund (i.e. BIF members report deposits attributable to SAIF;
          SAIF members report deposits attributable to BIF_______________________________________________   AG82         0  8.a.2
                                                                                                                    ------
    b. Total deposits sold or transferred to other FDIC-insured institutions during the quarter__________   A533         0  8.b
                                                                                                                    ------
 9. Deposits in lifeline accounts________________________________________________________________________   5596            9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total deposits)________   8432         0  10.
                                                                                                                    ------

---------
(1) For FDIC insurance and FICO assessment purposes, "time and savings deposits" consists of nontransaction accounts and nontransaction accounts and all transaction accounts other than demand deposits.
(2) Exclude core deposit intangibles.

SUNTRUST BANK CENTRAL FLORIDA N.A.           Call Date:  06/30/97              State #:  12-1169              FFIEC 032
P.O. BOX 4419 CENTER 632                     Vendor ID:  D                      Cert #:  21043                 RC-21
ATLANTA, GA 30302                            Transit #:  06310215
                                                                                                                  29
                                                                                                              ---------
Schedule RC-O - Continued

                                                                                            Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------
11.  Adjustments to demand deposits reported
     in Schedule RC-E for certain reciprocal demand balances:
     a.  Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S. banks and
         savings associations and insured branches in Puerto Rico and U.S. territories           RCON
         and possessions that were reported on a gross basis in Schedule RC-E                    ----
         had been reported on a net basis_________________________________________________       8785          0     11.a
                                                                                                       ---------
     b.  Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other
         U.S. banks (other than Insured branches in Puerto Rico and U.S.
         territories and possessions) that were reported on a net basis in
         Schedule RC-E had been reported on a gross basis_________________________________       A181          0     11.b
                                                                                                       ---------
     c.  Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S.
         territories and possessions in Schedule RC-E____________________________________        A182          0     11.c
                                                                                                       ---------
12.  Amount of assets netted against deposit liabilities
     on the balance sheet (Schedule RC) in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances):
     a.  Amount of assets netted against demand deposits__________________________________       A527          0     12.a
                                                                                                       ---------
     b.  Amount of assets netted against time and savings deposits________________________       A528          0     12.b
                                                                                                       ---------

Memoranda (To be completed each quarter except as noted)                                    Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------
1.  Total deposits of the bank (sum of Memorandum items 1.a(1) and 1.b.(1) must equal
    Schedule RC, item 13.a):                                                                     RCON
    a.  Deposit accounts of $100,000 or less:                                                    ----
        (1)  Amount of deposit accounts of $100,000 or less_______________________________       2702  2,551,000     M.1.a1
                                                                                                       ---------


        (2)  Number of deposit accounts of $100,000 or less                       RCON   Number
             (to be completed for the June report only)_________________________  3779  314,478                      M.1.a2
                                                                                        -------

                                                                                                 RCON
     b.  Deposit accounts of more than $100,000:                                                 ----
         (1)  Amount of deposit accounts of more than $100,000____________________________       2710  1,408,905     M.1.b1
                                                                                                       ---------
         (2)  Number of deposit accounts of more than $100,000__________________  2722    4,442                      M.1.b2
                                                                                         ------
2.  Estimated amount of uninsured deposits of the bank:
    a.  An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item
        1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b(1) above.

        Indicate in the appropriate box at right whether your bank has a method or               RCON  YES/NO
        procedure for determining a better estimate of uninsured deposits than the               ----
        estimate described above__________________________________________________________       8881    NO          M.2.a
                                                                                                      ---------
    b.  If the box marked YES has been checked, report the estimate of uninsured
        deposits determined by using your bank's method or procedure______________________       5597   N/A          M.2.b
                                                                                                      ---------
3.  Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's
    Call Report or Thrift Financial Report?
    If so, report the legal title and FDIC Certificate Number of the                             RCON  FDIC Cert No.
    parent bank or parent savings association:                                                   ----
             TEXT                                                                                A545     N/A        M.3
                                                                                                       ---------

SUNTRUST BANK, CENTRAL FLORIDA N.A.          Call Date:  06/30/97             State #:  12-1159               FFIEC 032
P.O. BOX 4418 CENTER 632                     Vendor ID:  D                     Cert #:  21043                 RC-22
ATLANTA, GA 30302                            Transit #:  06310215
                                                                                                                 30
                                                                                                              --------

SCHEDULE RC-R - REGULATORY CAPITAL
This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC item 12, for June 30, 1996, must complete items 2 through 9 and Memoranda items 1 and 2.
BANKS WITH ASSETS OF LESS THAN $1 BILLION MUST COMPLETE ITEMS 1 THROUGH 3 BELOW OR SCHEDULE RCR IN ITS ENTIRETY, DEPENDING ON THEIR RESPONSE TO ITEM 1 BELOW.

 1. Test for determining the extent to which Schedule RC-R must be completed.
    To be completed only by banks with total assets of less than $1 billion.                                RCON
    Indicate in the appropriate box at the right whether the bank has total                                 ----
    capital greater than or equal to eight percent of adjusted total assets______________________________   6056      NO    1.
                                                                                                                    ------
       For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries,
    U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on
    Schedule RC-L (see instructions).
       If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below.
    If the box marked NO has been checked, the bank must complete the remainder of this schedule.
       A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

 NOTE: ALL BANKS ARE REQUIRED TO COMPLETE ITEMS 2 AND 3 BELOW.

                                                                                                       Dollar Amounts in Thousands
__________________________________________________________________________________________________________________________________
 2. Portion of qualifying limited-life capital instruments (original weighted                              RCON
    average maturity of at least five years) that is includible in Tier 2 capital:                         ----
    a. Subordinated debt (1) and intermediate term preferred stock_______________________________________  A515       100,000  2.a
                                                                                                                    ---------
    b. Other limited-life capital instruments____________________________________________________________  A516             0  2.b
                                                                                                                    ---------
 3. Amounts used in calculating regulatory capital ratios (report amounts determined by the bank for its own internal regulatory capital analysis consistent with applicable capital standards):
    a. Tier 1 capital____________________________________________________________________________________  8274       496,068  3.a
                                                                                                                    ---------
    b. Tier 2 capital____________________________________________________________________________________  8275       181,082  3.b
                                                                                                                    ---------
    c. Total risk-based capital__________________________________________________________________________  3792       677,150  3.c
                                                                                                                    ---------
    d. Excess allowance for loan and lease losses
       (amount that exceeds 1.25% of gross risk-weighted assets)_________________________________________  A222         7,168  3.d
                                                                                                                    ---------
    e. Net risk-weighted assets (gross risk-weighted assets less excess allowance
       reported in item 3.d above and all other deductions)______________________________________________  A223     6,453,470  3.e
                                                                                                                    ---------
    f. "Average total assets" (quarterly average reported in Schedule RC-K,
       item 9, less all assets deducted from Tier 1 capital)(2)__________________________________________  A224     6,727,489  3.f
                                                                                                                    ---------

Items 4-9 and Memoranda items 1 and 2 are to be completed by banks that answered NO to item 1 above and by banks with total assets of $1 billion or more.

                                                                                             -(Column A)-        -(Column B)-
                                                                                                Assets           Credit Equi-
                                                                                               Recorded         valent Amount
                                                                                                on the          of Off-Balance
                                                   Dollar Amounts in Thousands               Balance Sheet      Sheet Items (3)
__________________________________________________________________________________________________________________________________
 4. Assets and credit equivalent amount of off-balance sheet items assigned            RCON
    to the Zero percent risk category:                                                 ----
    a. Assets recorded on the balance sheet__________________________________________  5183   1,039,695    RCON            4.a
                                                                                              ---------    ----
    b. Credit equivalent amount of off-balance sheet items_____________________________________________    3796         0  4.b
                                                                                                                  -------

---------
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not deduct excess allowance for loan and lease losses.
(3) Do not report in column B the risk-weighted amount of assets reported in column A.



SUNTRUST BANK, CENTRAL FLORIDA N.A.          Call Date:  06/30/97              State#:  12-1159         FFEIC 032
P.O. BOX 4418 CENTER 632                     Vendor ID:  D                     Cert #:  21043             RC-23
ATLANTA, GA 30302                            Transit #:  06310215


                                                                                        -(Column A)-            -(Column B)-
                                                                                           Assets               Credit Equiv-
                                                                                          Recorded              valent Amount
                                                                                           on the               of Off-Balance
                                                        Dollar Amounts in Thousands     Balance Sheet            Sheet Items (2)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        RCON
                                                                                        ----
5. Assets and credit equivalent amounts of off-balance sheet items assigned to the
   20 percent risk category:

   a. Assets recorded in the balance sheet __________________________________________   5165    1,131,917  RCON                 5.a
                                                                                                ---------  ----

   b. Credit equivalent amount of off-balance sheet items ___________________________________________      3801     573,262     5.b
                                                                                                                  ---------
6. Assets and credit equivalent amounts of off-balance sheet items assigned to the 50 percent risk category:

   a. Assets recorded on the balance sheet _________________________________________    3802    1,220,769                       6.a
                                                                                                ---------
   b. Credit equivalent amount of off-balance sheet items ___________________________________________      3803     149,437     6.b
                                                                                                                  ---------
7. Assets and credit equivalent amounts of off-balance sheet items assigned to the 100 percent risk category

   a. Assets recorded on the balance sheet _________________________________________    3804    3,823,306                       7.a
                                                                                                ---------
   b. Credit equivalent amount of off-balance sheet items ___________________________________________      3805   1,811,513     7.b
                                                                                                                  ---------
8. On-balance sheet asset values excluded from and deducted in
   the calculation of the risk-based capital ratio(2) _____________________________     3806        3,160                       8.
                                                                                                ---------
9. Total assets recorded on the balance sheet (sum of
   items 4.a, 5.a, 6.a, 7.a and 8, column A) (must equal Schedule RC,
   item 12.c plus items 4.b and 4.c) ________________________________________________   3807    7,018,847                       9.
                                                                                                ---------



MEMORANDA                                                                                             DOLLAR AMOUNTS IN THOUSANDS
_________________________________________________________________________________________________________________________________
1. Current credit exposure across all off-balance sheet derivative contracts covered by the
   risk-based capital standards _____________________________________________________________________      8764         515     M.1
                                                                                                                   --------


                                                                             ---------- WITH A REMAINING MATURITY OF ----------
                                                                        -(Column A)-            -(Column B)-            -(Column B)-
                                                                          One Year                  Over                   Over
                                                                          or less                 one year               five years
                                                                                               thru five years
2. Notional principal amounts of off-balance
   sheet derivative contracts:(3)                               RCON                    RCON                   RCON
                                                                ----                    ----                   ----
   a. Interest rate contracts _____________________________     3809            0       8766       23,572      8767   125,321  M.2.a

   b. Foreign exchange contracts __________________________     3812            0       8789            0      8770         0  M.2.b

   c. Gold contracts ______________________________________     8771            0       8772            0      8773         0  M.2.c

   d. Other precious metals contracts _____________________     8774            0       8775            0      8776         0  M.2.d

   e. Other commodity contracts ___________________________     8777            0       8778            0      8779         0  M.2.e

   f. Equity derivatives contracts_________________________     A000            0       A001            0      A002         0  M.2.f


-----------------------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.

(2) Include the difference between the fair value and the amortized cost of its available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g. future contracts) not subject to risk-based capital, item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.

(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all future contracts.



SUNTRUST BANK, CENTRAL FLORIDA N.A.          Call Date:  06/30/97              State#:  12-1159         FFEIC 032
P.O. BOX 4418 CENTER 632                     Vendor ID:  D                     Cert #:  21043             RC-24
ATLANTA, GA 30302                            Transit #:  05310215


                                                                             32
                                                                             ___


              OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS
                REPORTED IN THE REPORTS OF CONDITION AND INCOME
                     at close of business on June 30, 1997


SUNTRUST BANK CENTRAL FLORIDA N.A.      ATLANTA         GA
----------------------------------      -------         --
      LEGAL TITLE OF BANK                CITY          STATE


The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public.


BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS.


All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy.


If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank at its option, may replace it with a statement appropriate to the amended area.


The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank.


THE STATEMENT WILL NOT EDITED OR SCREENED IN ANYWAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.


________________________________________________________________________________

                                                                       C371 C372

                                                                  RCON
                                                                  ____

No comment:______________________________________________________ 6979     X
                                                                        ------
BANK MANAGEMENT STATEMENT (please type or print clearly):
        TEXT 6980 (70 CHARACTERS PER LINE)

        _______________________________________________________________

        _______________________________________________________________

        _______________________________________________________________

        _______________________________________________________________

        _______________________________________________________________

        _______________________________________________________________

        _______________________________________________________________

        _______________________________________________________________

        _______________________________________________________________

        _______________________________________________________________





        _______________________________________________________________
        SIGNATURE OF EXECUTIVE OFFICER OF BANK    DATE OF SIGNATURE


                   THIS PAGE IS TO BE COMPLETED BY ALL BANKS

________________________________________________________________________________

                                                                              33
                                                                             ---
SUNTRUST BANK, CENTRAL FLORIDA N.A.             OMB No. for FDIC: 1557-0081
P.O. BOX 4418 CENTER 632                        OMB No. for FDIC: 3064-0052
ATLANTA, GA 30302                        OMB No. For Federal Reserve: 7100-0036
                                                Expiration Date: 3/31/2000


                                                                  SPECIAL REPORT

                                                                            C700


                                             Dollar Amounts in Thousands
________________________________________________________________________
                                        Close of Busi-
                                         ness Date:       FDIC Cert. #
                                          06/30/97           21043
                                          --------           -----


________________________________________________________________________________
LOANS TO EXECUTIVE OFFICERS (COMPLETE AS OF EACH CALL REPORT DATE)

________________________________________________________________________
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Section 215.2 and 215.3 of Title 12 of the Code of Federal Regulations. (Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of


                                                                                                        RCON
                                                                                                        ----
a. Number of loans made to executive officers since the previous Call Report date _________________     3561    0       a.
                                                                                                                ----

b. Total dollar amount of above loans (in thousands of dollars) ___________________________________     3582    0       b.
                                                                                                                ----

                                                                                RCON    From                    To
                                                                                ----
c. Range of interest charged on above loans
   (example: 9-3/4% = 9.75)___________________________________________________  7701    0.00%           7702    0.00%   c.
                                                                                                                ----


_____________________________________________________________________________________________________________
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT:               DATE (Month, Day, Year)



        NAME AND TITLE OF PERSON TO
      WHOM INQUIRIES MAY BE DIRECTED: (TEXT)            AREA CODE/PHONE NUMBER/EXTENSION
8903  ______________________________________     8904   ________________________________
8900  ______________________________________

________________________________________________________________________________
FDIC 8040/53 (6-95)

REPORT OF CONDITION
_______________________________________________________________________________
Consolidating domestic subsidiaries of the
        SUNTRUST BANK, CENTRAL FLORIDA N.A.
        In the state of GA at the close of business on June 30, 1997 published in response to call made by (Enter additional information below)
   4769 __________________________________________________________________
   4769 __________________________________________________________________

STATEMENT OF RESOURCES AND LIABILITIES
                                                     Dollar Amounts in Thousands
________________________________________________________________________________
ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin_________________    444,101
                                                                       ---------
  Interest-bearing balances__________________________________________      4,167
                                                                       ---------
Securities:
  Held-to-maturity securities________________________________________          0
                                                                       ---------
  Available-for-sale securities______________________________________    903,744
                                                                       ---------
Federal funds sold and securities purchased under agreements
to resell____________________________________________________________    628,128
                                                                       ---------
 Loans and lease financing receivables:
  Loans and leases, net of unearned income____________  4,866,971
                                                        ---------
  LESS: Allowance for loan and lease losses___________     88,250
                                                        ---------
  LESS: Allocated transfer risk reserve_______________          0
                                                        ---------
  Loans and leases, net of unearned income, allowance,
  and reserve________________________________________________________  4,778,721
                                                                       ---------
Assets held in trading accounts______________________________________          0
                                                                       ---------
Premises and fixed assets (including capitalized leases)_____________     58,351
                                                                       ---------
Other real estate owned______________________________________________      5,762
                                                                       ---------
Investments in unconsolidated subsidiaries and associated companies__      7,804
                                                                       ---------
Customers' liability to this bank on acceptances outstanding_________      3,290
                                                                       ---------
Intangible assets____________________________________________________          0
                                                                       ---------
Other assets_________________________________________________________     98,529
                                                                       ---------
Total assets_________________________________________________________  6,930,597
                                                                       ---------

FDIC /54C (3-90)
________________________________________________________________________________

________________________________________________________________________________

LIABILITIES
                                                     Dollar Amounts in Thousands
________________________________________________________________________________
Deposits:
  In domestic offices________________________________________________  3,959,905
                                                                       ---------
    Noninterest-bearing__________________________________  1,191,530
                                                           ---------
    Interest-bearing_____________________________________  2,768,375
                                                           ---------
Federal funds purchased and securities sold under agreements to repurchase___________________________________________________________ 2,281,082
                                                                       ---------
Demand notes issued to the U.S. Treasury_____________________________          0
                                                                       ---------
Trading liabilities__________________________________________________          0
                                                                       ---------
Other borrowed money:
  With original maturity of one year or less________________________      62,778
                                                                       ---------
  With a remaining maturity of more than one year through
  three years________________________________________________________          0
                                                                       ---------
  With a remaining maturity of more than three years_________________          0
                                                                       ---------
Bank's liability on acceptances executed and outstanding_____________      3,290
                                                                       ---------
Subordinated notes and debentures____________________________________    100,000
                                                                       ---------
Other liabilities____________________________________________________     25,547
                                                                       ---------
Total liabilities____________________________________________________  6,432,602
                                                                       ---------

EQUITY CAPITAL

Perpetual preferred stock and related surplus________________________          0
                                                                       ---------
Common stock_________________________________________________________      5,098
                                                                       ---------
Surplus______________________________________________________________    124,125
                                                                       ---------
Undivided profits and capital reserves_______________________________    366,845
                                                                       ---------
Net unrealized holding gains (losses) on available-for-sale securities___________________________________________________________ 1,927
                                                                       ---------
Total equity capital_________________________________________________    497,995
                                                                       ---------
Total liabilities and equity capital_________________________________  6,930,597
                                                                       ---------
We the undersigned directors, attest                        I,
to the correctness of this statement       ____________________________________
of resources and liabilities.                        (Name, Title
We declare that it has been examined by    of the above named bank do hereby
us, and to the best of our knowledge and declare that this Report of Condition belief has been prepared in conformance is true and correct to the best of my
with the instructions and is true and      knowledge and belief.
correct.

        Text
        4769
Director #1 __________________________     _____________________________________

Director #2 __________________________     _____________________________________

Director #3 __________________________     _____________________________________

FDIC 8040/54B (Page 2)
PRINTER COPY